UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under sec.240.14a-12

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials:

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Wabtec CORPORATION

2023 Proxy Statement

Revolutionizing the way the world moves for future generations

WabtecCorp.com

Notice of Annual Meeting—May 17, 2023
and Proxy Statement
Dear Stockholder:
We invite you to attend the annual meeting (the “Annual Meeting”) of stockholders of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec Corporation, on May 17, 2023 at 11:30 a.m. Eastern Time virtually, via a live audio webcast on the Internet at www.virtualshareholdermeeting.com/WAB2023 You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/WAB2023, where you will be able to vote electronically and submit questions. You will not be able to attend the Annual Meeting in person. You will need the 16-digit control number on your proxy card to attend the Annual Meeting.
This booklet includes the formal notice of the meeting and the proxy statement (the “Proxy Statement”). Pursuant to the rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on a website referenced in the Notice or request a printed or e-mailed set of the proxy materials. Instructions regarding how to access the proxy materials over the Internet or to request a printed or e-mailed copy may be found in the Notice. In addition, stockholders may request proxy materials in printed or e-mailed form by mail, telephone or electronically by e-mail on an ongoing basis.
The Notice was mailed to stockholders, and the proxy materials were first given to stockholders via Internet access, on or about April 5, 2023. On or before the time that the Notice was sent to stockholders, all materials identified in the Notice were publicly accessible, free of charge, at the website address specified in the Notice. Such materials will remain available on that website until the proxy materials for the 2024 annual meeting of stockholders are made available.
The Proxy Statement tells you more about the items upon which we will vote at the meeting. It also explains how the voting process works and gives information about our director candidates.
Whether or not you plan to attend the Annual Meeting, please cast your vote by proxy over the Internet by following the instructions provided in the Notice, by telephone or by requesting a paper proxy card to sign, date and return by mail. Regardless of the method used, please vote your shares so that enough shares are represented to allow us to conduct the business of the Annual Meeting. Voting over the Internet, by telephone or by proxy card if you request one does not affect your right to vote in person while you attend the virtual Annual Meeting.
Sincerely yours,
Albert J. Neupaver
Chairman of the Board
April 5, 2023
| Proxy Statement for 2023 Annual Meeting

NOTICE OF 2023 ANNUAL MEETING
	When: May 17, 2023 at 11:30 a.m. ET	Where: www.virtualshareholder meeting.com/WAB2023
Purpose		Board Recommendation	Page Reference
Proposal 1	Elect three directors for a term of three years	For ✔	9
Proposal 2	Approve an advisory (non-binding) resolution relating to the approval of 2022 named executive officer compensation	For ✔	31
Proposal 3	Approve an advisory (non-binding) vote on how often the Company should conduct a stockholder advisory vote on named executive officer compensation	1 year	33
Proposal 4	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year	For ✔	60
Misc. Other	Conduct other business if properly raised	NA	NA
Procedures
If you own stock directly, please vote by proxy over the Internet, by telephone or by requesting a proxy card.
If you own stock through a bank, stockbroker or trustee, please vote by following the instructions included in the material that you receive from your bank, stockbroker or trustee.
Only stockholders of record on March 21, 2023 receive notice of, and may vote at, the meeting.

How to Vote: Your vote is important. You may vote while attending the virtual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the virtual meeting. You can change your vote at the virtual meeting if you are a stockholder whose shares are registered in your name. If you are a stockholder whose shares are registered in your name, you may vote your shares at the virtual meeting or by one of the three following methods:
Vote by Internet, by going to the website address www.proxyvote.com and following the instructions for Internet voting shown on the website.
Vote by Telephone, by dialing 1-800-690-6903 and following the instructions for telephone voting shown on the proxy card.
Vote by Proxy Card, by completing, signing, dating and mailing a proxy card in the envelope provided if you requested copies of these proxy materials.
If you vote by Internet or telephone, you do not need to request a proxy card.
Shares registered in your name are generally covered by one Notice. If you hold shares through someone else, such as a bank, stockbroker, or trustee, you will get a Notice from them asking you to vote. Please follow the instructions on their Notice. Please vote with respect to each Notice you receive.
Your vote is important. Please vote over the Internet, by telephone, by requesting a proxy card or vote while attending the Annual Meeting.
David L. DeNinno
Executive Vice President, General Counsel and Secretary
April 5, 2023
How to Vote:
You may vote while attending the virtual meeting or by proxy.
By Internet:
www.proxyvote.com
By Phone:
1-800-690-6903
By Mail:
completing, signing, dating
and mailing a proxy card
in the envelope provided
In Person:
You may vote while attending the virtual meeting or by proxy.
Please follow the instructions on your Notice. Please vote with respect to each Notice you receive. Your vote is very important.

| Proxy Statement for 2023 Annual Meeting

1	General Information
5	Common Stock Ownership
	5	Director and Executive Officer Stock Ownership
	6	Owners of More Than 5%
9	Proposal 1—Election of Directors
	11	Director Nominees to Serve for Three-Year Term Expiring in 2023
	14	Continuing Directors with Three-Year Term Expiring in 2024
	17	Continuing Directors with Three-Year Term Expiring in 2025
21	Corporate Governance Matters
	21	The Board and Committees
	22	Board Leadership Structure
	22	The Board’s Role in Risk Oversight
	23	The Nominating and Corporate Governance Committee
	24	Environmental, Social and Governance Subcommittee
	25	The Audit Committee
	25	Audit Committee Report
	26	The Compensation and Talent Management Committee
	27	Compensation and Talent Management Committee Report
28	Sustainability
31	Proposal 2—Advisory (Non-Binding) Resolution Relating to the Approval of 2022 Named Executive Officer Compensation
33	Proposal 3—Advisory (Non-Binding) Vote on How Often the Company Should Conduct a Stockholder Advisory Vote on Named Executive Officer Compensation
35	Executive Officer and Director Compensation
	35	Compensation Discussion and Analysis
	47	Summary Compensation Table
	48	2022 Grants of Plan Based Awards
	49	2022 Outstanding Equity Awards at Fiscal Year-End
	50	Option Exercises and Stock Vested
Post-Employment Compensation
	50	Potential Payments Upon Termination or Change in Control
Outstanding Stock Awards
	54	Pay for Performance
	58	CEO Pay Ratio
	59	Director Compensation
60	Proposal 4—Ratify Independent Registered Public Accounting Firm
62	Business Relationships and Related Party Transactions
63	Other Information
	63	Corporate Governance Guidelines and Code of Business Conduct and Ethics
	63	Other Business
	63	Communication with the Board
	63	Expenses of Solicitation
	63	Stockholder Proposals for Next Year
| Proxy Statement for 2023 Annual Meeting	i

General Information
We have provided you this booklet and proxy materials on or about April 5, 2023 because the Board of Directors of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec Corporation (“Wabtec” or the “Company”), is soliciting your proxy to vote at the Company’s 2023 Annual Meeting of stockholders.
Who is entitled to vote?
Holders of our common stock as of the close of business on March 21, 2023, the record date for this Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 179,985,689 shares of our common stock outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of common stock is entitled to one vote for each director nominee and on each proposal.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered a “registered stockholder” with respect to those shares and the Notice was provided to you directly by us. As the registered stockholder, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting.
Beneficial Owners. If you hold shares of our common stock in a brokerage account or by a bank or other nominee, you are considered to be the “beneficial owner” of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the registered stockholder with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use.
What do I need to be able to attend the Annual Meeting online?
We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/WAB2023. The webcast will open at 11:15 a.m. Eastern Time on May 17, 2023, and the meeting will start shortly thereafter at 11:30 a.m. Eastern Time. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice or proxy card (if you received a printed copy of the proxy materials).
How many votes are needed for approval of each proposal?
Proposal 1. As required by Wabtec’s amended and restated bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Each stockholder will have one vote per share to vote for each Director nominee.
Proposal 2: The approval of Proposal 2 requires a favorable vote of a majority of the shares present and entitled to vote on the Proposal.
Proposal 3: The option (of either one year, two years, or three years as set forth in Proposal 3) will be adopted when a frequency option receives the vote of a majority of shares present and entitled to vote on the Proposal.
Proposal 4: The approval of Proposal 4 requires a favorable vote of a majority of the shares present and entitled to vote on the Proposal.
Approval of any other matter that properly comes before the Annual Meeting requires the favorable vote of a majority of shares present and entitled to vote on the matter unless the matter requires more than a majority
| Proxy Statement for 2023 Annual Meeting	1

vote under statute or our amended and restated by-laws. An abstention will have the same effect as a vote against the proposal. Broker non-votes with respect to any such proposal will have no effect on the outcome of the vote with respect to that proposal. We do not expect any business to come before the Annual Meeting other than the proposals described in this Proxy Statement.
If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the ratification of the independent auditor (Proposal 4), the broker may vote your shares in its discretion. For all other proposals, the broker may not vote your shares at all if you do not give instructions.
What is the quorum requirement?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, in person at the virtual meeting or by proxy, of a majority of the issued and outstanding shares of our common stock entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. As of the Record Date, March 21, 2023, we had 179,985,689 shares outstanding.
How do I vote?
If you are a registered stockholder, there are four ways to vote:
(1)
By Internet (Before the Annual Meeting): You may vote over the Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 16, 2023. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials);

(2)
By Telephone: You may vote by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on May 16, 2023. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials);

(3)
By Mail: If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it promptly in the postage-paid envelope we have provided. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting; or

(4)
By Internet (During the Annual Meeting): You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/WAB2023. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials). If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote online at the Annual Meeting.

If you are a beneficial owner, please follow the instructions from your broker, bank or other nominee to vote by Internet, telephone or mail. Beneficial owners may not vote via the Internet at the Annual Meeting unless they receive a legal proxy from their respective brokers, banks or other nominees.
| Proxy Statement for 2023 Annual Meeting	2

Can I change my vote?
Yes. If you are a registered stockholder, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•
notifying our Corporate Secretary, in writing, at Wabtec Corporation, 30 Isabella Street, Pittsburgh, PA 15212;

•
voting again using the telephone or Internet before 11:59 p.m. Eastern Time on May 16, 2023 (your latest telephone or Internet proxy is the one that will be counted); or

•
attending the virtual Annual Meeting and voting with the ballot provided in the virtual meeting portal. Simply logging into the Annual Meeting online will not, by itself, revoke your proxy.

If you are a beneficial owner, you may revoke any prior voting instructions by contacting your broker, bank or nominee.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Mr. Neupaver and Mr. DeNinno have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
What is the effect of abstentions and broker non-votes?
With regards to Proposal 1 (election of directors) (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter), abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum but are not considered votes cast on Proposal 1. For Proposal 2 and Proposal 3, an abstention will have the same effect as a vote against each applicable proposal. For Proposal 4, an abstention will have the effect of a vote against each of the one year, two years and three years alternatives. For Proposal 2, Proposal 3, and Proposal 4, broker non-votes will have no effect on the outcome of the vote with respect to each Proposal. Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Absent direction from you, your broker will not have discretion to vote on Proposal 1 (election of directors), Proposal 2 (Say-On-Pay Advisory Vote), or Proposal 3 (Say-on-Frequency Vote), which are “non-routine” matters.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our 2022 Annual Report, primarily via the Internet. On April 5, 2023, we mailed to our stockholders a Notice that contains instructions on how to access our proxy materials on the Internet, how to vote at the meeting and how to request printed copies of the proxy materials and 2022 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
| Proxy Statement for 2023 Annual Meeting	3

Why is the Annual Meeting being held virtually?
The Annual Meeting will be held entirely online this year. We have embraced the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation because stockholders can participate from any location around the world.
How are proxies solicited for the Annual Meeting?
Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How does the Board recommend that you vote your shares?
The Board recommends that you vote:
FOR PROPOSAL 1	ELECTION OF LEE C. BANKS, BYRON S. FOSTER, AND RAFAEL SANTANA
FOR PROPOSAL 2	APPROVAL OF AN ADVISORY (NON-BINDING) RESOLUTION RELATING TO THE APPROVAL OF 2022 NAMED EXECUTIVE OFFICER COMPENSATION
FOR THE ONE YEAR ALTERNATIVE IN PROPOSAL 3	APPROVAL OF AN ADVISORY (NON-BINDING) VOTE ON HOW OFTEN THE COMPANY SHOULD CONDUCT THE FREQUENCY OF A STOCKHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
FOR PROPOSAL 4	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2023 FISCAL YEAR
| Proxy Statement for 2023 Annual Meeting	4

Common Stock Ownership
Director and Executive Officer Stock Ownership
Under the proxy rules of the SEC, a person beneficially owns Wabtec common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired, by exercising options or otherwise, within 60 days. The table below shows the number of shares of Wabtec common stock beneficially owned as of January 31, 2023 by our directors, nominees for director, Chief Executive Officer, Chief Financial Officer and the other named executive officers, and the directors and executive officers as a group. Each person has sole voting power and sole dispositive power with respect to the shares listed unless indicated otherwise. No directors or executive officers have pledged shares of Wabtec common stock.
Named Executive Officer	Shares Owned	Percent of Class
Rafael Santana	179,810(1)(2)	*
John Olin	30,729(1)	*
David L. DeNinno	90,425(1)(2)	*
Pascal Schweitzer	21,156(1)(2)	*
Eric Gebhardt	23,396(1)(2)	*
Director/Nominee	Shares Owned	Percent of Class
Beverley A. Babcock	0(1)	*
Lee C. Banks	8,858(1)	*
Byron S. Foster	3,479(1)	*
Linda A. Harty	12,259(1)	*
Brian P. Hehir	33,758(1)(3)	*
William E. Kassling	851,422(1)(4)	*
Ann R. Klee	7,834(1)	*
Albert J. Neupaver	724,705(1)(2)	*
Directors and Executive Officers as a Group (22 persons)	2,136,659	1.2%

*
Less than 1%. Note that all Percent of Class calculations are based on the issued and outstanding shares of Wabtec common stock as of the March 21, 2023 record date.

(1)
Includes restricted shares as follows: Mr. Santana 72,577; Mr. Olin 19,729, Mr. DeNinno 10,689; Mr. Schweitzer 8,265, and Mr. Gebhardt 20,415. Includes 1,817 restricted shares held by Mr. Banks, Mr. Foster, Ms. Harty, Mr. Hehir, Mr. Kassling and Ms. Klee. Includes 16,988 restricted shares for Mr. Neupaver. Ms. Babcock deferred 1,550 restricted shares under the terms of the deferred compensation plan for executive officers and directors. Includes 182,597 restricted shares for all directors and executive officers as a group. The restricted stockholders have sole voting power with respect to the restricted shares but do not have sole or shared dispositive power until the restricted shares vest.

(2)
Includes options that are exercisable on or within 60 days of January 31, 2023 as follows: Mr. Santana 58,353; Mr. DeNinno 24,175; Mr. Schweitzer 6,333, Mr. Gebhardt 2,184; and Mr. Neupaver 98,092; and all directors and executive officers as a group 219,045.

(3)
Includes 30,758 shares owned by Mr. Hehir. Also includes 3,000 shares held by the Brian P. Hehir and Janet S. Hehir Foundation for which Mr. Hehir serves as a trustee.

(4)
Includes 76,488 shares owned by Mr. Kassling. Also includes 771,654 shares owned by Davideco, a Delaware corporation, and 3,280 shares owned by Mr. Kassling’s wife. Mr. Kassling disclaims beneficial ownership of the shares held by his wife.

| Proxy Statement for 2023 Annual Meeting	5

Owners of More Than 5%
The following table shows stockholders who are known to Wabtec to be beneficial owners of more than 5% of Wabtec’s common stock as of March 21, 2023.
Name and Address of Beneficial Owner	Beneficial Ownership(1)	Percentage of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	19,697,995(2)	10.9%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	11,771,329(3)	6.5%
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	10,521,804(4)	5.8%

(1)
Under SEC regulations, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite such person’s name.

(2)
Based solely upon the information in the Schedule 13G/A filed February 9, 2023, The Vanguard Group has sole dispositive power with respect to 18,950,642 shares, shared dispositive power with respect to 747,353 shares and shared voting power with respect to 257,933 shares.

(3)
Based solely upon the information in the Schedule 13G/A filed February 1, 2023, BlackRock, Inc. has sole dispositive power with respect to 11,771,329 shares and sole voting power with respect to 10,621,680 shares.

(4)
Based solely upon the information in the Schedule 13G/A filed February 6, 2023, Wellington Management Company, LLP has shared dispositive power with respect to 10,521,804 shares and shared voting power with respect to 8,519,766 shares.

| Proxy Statement for 2023 Annual Meeting	6

Wabtec Board of Directors at a Glance
	Audit Committee	Compensation and Talent Management Committee	Nominating and Corporate Governance Committee	Environmental, Social and Governance Sub- Committee
Beverley A. Babcock
Lee C. Banks
Byron S. Foster
Linda A. Harty
Brian P. Hehir
William E. Kassling
Ann R. Klee
Albert J. Neupaver
Rafael Santana
= Independent Director	= Chairperson	= Member
= Lead Independent Director	= Audit Committee Financial Expert	= Chair of the Board
= Vice Chair of the Board

INDEPENDENCE

2 (22%)
7 (78%)
Independent Director
Non-Independent Director

TENURE

5 (55%)
4 (45%)
<5 Years
>5 Years

| Proxy Statement for 2023 Annual Meeting	7

	Beverley A. Babcock	Lee C. Banks	Byron S. Foster	Linda A. Harty	Brian P. Hehir	William E. Kassling	Ann R. Klee	Albert J. Neupaver	Rafael Santana
Board Members
CEO Experience						•		•	•
Compliance	•			•	•	•	•	•	•
Financial Literacy	•	•	•	•	•	•	•	•	•
International	•		•					•	•
Legal Regulatory / Gov’t Relations Experience				•		•	•	•	•
Manufacturing Lean Experience		•		•		•		•	•
Mergers/Acquisitions		•	•	•	•	•		•	•
Public Board Experience	•	•	•	•	•	•	•	•	•
Public Company Experience	•	•	•	•		•	•	•	•
Rail Industry						•		•	•
Sales and Marketing Experience		•	•			•		•	•
Strategic and Global Experience	•	•	•	•	•	•	•	•	•
Technology Experience		•				•		•	•
Demographics
Race/Ethnicity
African American			•
Asian/Pacific Islander
White/Caucasian	•	•		•	•	•	•	•
Hispanic/Latino									•
Native American
Gender
Male		•	•		•	•		•	•
Female	•			•			•
Board Tenure
Years Completed	0	2	1	6	15	23	3	16	3
| Proxy Statement for 2023 Annual Meeting	8

Proposal 1—Election of Directors
Wabtec’s Board of Directors currently has nine members, and the Board has determined that the number of Directors shall be no more than nine members. The Board is divided into three classes whose terms of office end in successive years. Lee C. Banks, Byron S. Foster, and Rafael Santana, whose terms of office are expiring, have been nominated to serve for new terms ending in 2026. All nominations were made by the Nominating and Corporate Governance Committee (the “Governance Committee”), as further described under “The Nominating and Corporate Governance Committee” on page 23 and approved by the entire Board of Directors. The Governance Committee is engaged in an ongoing board refreshment process consistent with the criteria discussed below.
Our Corporate Governance Guidelines require our directors to possess qualities and skills necessary to oversee the management of Wabtec. The Governance Committee Charter (the “Governance Charter”) establishes a commitment to find nominees for membership on the Board of Directors who are of the highest possible caliber and are able to provide insightful, intelligent and effective guidance to the management of Wabtec. As part of this process, the Governance Charter requires the Governance Committee to ensure that the Board of Directors consists of individuals from diverse educational and professional experiences and backgrounds who, collectively, provide meaningful counsel to management. Under the Corporate Governance Guidelines, it is the responsibility of the Governance Committee to establish, and from time to time review with the Board, the requisite skills and characteristics for new Board members. In assessing potential nominees, the Governance Committee will take into account the following criteria:
•
skill needs;

•
business and professional experience;

•
education;

•
diversity, inclusive of gender, race and ethnicity; and

•
personal characteristics.

With respect to nomination of continuing directors for re-election, the Governance Committee also reviews and considers each nominee’s contributions to the Board. The Governance Committee’s process to recommend qualified director candidates is further described on page 23 under “The Nominating and Corporate Governance Committee.” As described above, and although the Board does not have a separate diversity policy, the Governance Committee considers diversity as one of a number of factors in identifying nominees for director pursuant to its charter. The Board and the Governance Committee believe it is essential that the Board members represent diverse backgrounds. In considering nominees for director, the Governance Committee conducts inquiries into the background and qualifications of possible candidates and actively recruits qualified individuals. On an annual basis, the Governance Committee (i) assesses the effectiveness of its approach, (ii) reviews its Governance Charter and the Corporate Governance Guidelines, and (iii) reviews the effectiveness of the Board and each committee of the Board.
| Proxy Statement for 2023 Annual Meeting	9

Majority Voting for Directors
Under our amended and restated bylaws, each director is elected by the majority of the votes cast at the Annual Meeting. For this purpose, a “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50 percent of the number of votes cast with respect to that director’s election. Votes “cast” exclude abstentions. In the event the number of director nominees for election at a meeting of stockholders exceeds the number of directors to be elected at that meeting, each director to be so elected will be elected by a plurality of the votes cast. Each director nominee has agreed to provide an irrevocable letter of resignation to the Board should such nominee fail to receive the required number of votes.
Board and Nominee Biographies
The description of each director and each nominee set forth below includes biographical information, on a director-by-director basis, and highlights the specific experience, qualifications, attributes, background and education of each director and each nominee that led the Board to conclude that each director or nominee should serve on the Board. In addition to the qualifications described in the biographical information set forth below, the Governance Committee and the Board also determined that each director and each nominee possesses certain intangible attributes and skills, which led to the conclusion that each director and each nominee meets the criteria set forth in the Corporate Governance Guidelines and is qualified to serve as one of our directors. These intangible attributes and skills include, as to each nominee, integrity, the capacity to evaluate business issues and make practical and mature judgments, willingness to devote the necessary time and effort required to serve on our Board, the skills and personality to work effectively and collegially with other directors on a Board that is responsive to Wabtec’s needs, and the self-confidence and communication skills to participate effectively in Board discussions.
Vote Required
Your proxy will be voted “for” the election of these nominees unless you withhold authority to vote for any one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the Board names one.
Only votes “for” a candidate are counted in the election of directors. The three nominees who receive the most votes will be elected as directors, subject to the guidelines set forth on page 9 regarding the election of directors by the vote of the majority of the votes cast at the Annual Meeting.
The Board recommends you vote FOR each of the following director nominees.
| Proxy Statement for 2023 Annual Meeting	10

Director Nominees to Serve for Three-Year Term Expiring in 2023
Rafael Santana Chief Executive Officer Age: 51 Director Since 2019
Biographical Information
•
President and Chief Executive Officer of Wabtec since July 2019.

•
President and Chief Executive Officer of GE Transportation, a division of General Electric (GE) Company, from November 2017 to February 2019.

•
Mr. Santana joined GE in 2000 and held a variety of global leadership roles in GE’s Transportation, Power, and Oil & Gas businesses, including President and Chief Executive Officer of GE, Latin America; President and Chief Executive Officer of GE Oil and Gas Turbomachinery Solutions; and Chief Executive Officer of GE Energy in Latin America.

•
Member since 2022, Board of Directors of Travelers Insurance.

Specific Qualifications, Attributes, Skills and Experience
•
25 years of global executive leadership experience in Fortune 300 companies.

•
Extensive experience with international operations, product management, human capital management, commercial expertise, expertise regarding public company management, corporate governance, strategy and M&A.

•
Deep understanding of the transportation and rail industry with more than 10 years of experience in the sector.

•
Demonstrated ability to deliver financial results across business models and customers.

•
Strategic leadership skills necessary to transform business while delivering top-and-bottom line growth.

•
Ability to work efficiently and effectively with our other directors to oversee and address issues and risks facing our Company.

Committees None
| Proxy Statement for 2023 Annual Meeting	11

Lee C. Banks Independent Director Age: 60 Director Since 2020
Biographical Information
•
Vice Chairman and President of Parker Hannifin Corporation since August 2021.

•
President and Chief Operating Officer of Parker-Hannifin since February 2015 to August 2021.

•
Executive Vice President and Operating Officer of Parker-Hannifin from 2008 to 2015 and Senior Vice President and Operating Officer of Parker-Hannifin from 2006 to 2008.

Specific Qualifications, Attributes, Skills and Experience
•
Senior Executive with extensive experience as President and Chief Operating Officer leading a Fortune 250 Company and expertise regarding public company management.

•
Service on other public company boards.

•
Significant industrial executive management, human capital management and operational experiences in leading complex, multi-national manufacturing and operational footprints.

•
Ability to work efficiently and effectively with our other directors to oversee and address issues and risks facing our Company.

Committees Compensation and Talent Management Nominating and Corporate Governance
| Proxy Statement for 2023 Annual Meeting	12

Byron S. Foster Independent Director Age: 54 Director Since 2021
Biographical Information
•
President, Light Vehicle Drive Systems at Dana Incorporated since July 2021.

•
Senior Vice President and Chief Commercial, Marketing and Communications Officer of Dana Incorporated from February 2021 to July 2021.

•
Chief Executive Officer of Shield T3 from June 2020 to February 2021.

•
Executive Vice President of Adient PLC from 2016 to 2019.

•
Prior to 2016, Mr. Foster served in various senior executive commercial and operational roles at Johnson Controls, Inc.

Specific Qualifications, Attributes, Skills and Experience
•
Extensive human capital management, operational, supply chain, and commercial experience in the industrial sector.

•
Experienced senior leader in global operations and commercial businesses focused on growth, profitability and technical innovation.

•
Ability to work efficiently and effectively with our other directors to oversee and address issues and risks facing our Company.

Committees Audit Environmental, Social and Governance Subcommittee Nominating and Corporate Governance
| Proxy Statement for 2023 Annual Meeting	13

Continuing Directors with Three-Year Term Expiring in 2024
Linda A. Harty Independent Director Audit Committee Financial Expert Age: 62 Director Since 2016
Biographical Information
•
Treasurer of Medtronic, plc, a global leader in medical technology services and solutions from February 2010 to April 2017.

•
Prior to 2010, Ms. Harty held executive and management positions with Cardinal Health, RTM Restaurant Group, BellSouth, ConAgra and Kimberly-Clark.

•
Member of the Board of Directors of Parker Hannifin Corporation since 2007 serving on the Audit Committee (Chair) and as a member of the Corporate Governance Committee.

•
Member of the Board of Directors of Chart Industries, Inc., since 2021, serving on the Nominations and Corporate Governance Committee (Chair) and the Compensation Committee.

•
From 2017 until March 1, 2023, served as a member of the Board of Directors of Syneos Health and served on the Audit Committee and Compensation and Management Development Committee.

Specific Qualifications, Attributes, Skills and Experience
•
Extensive financial expertise, particularly in the areas of treasury, tax, decision support and acquisitions in multiple complex and global industries.

•
Service on other public company boards.

•
Former certified public accountant and qualification as an audit committee financial expert as defined in the federal securities laws.

•
Ability to work efficiently and effectively with our other directors to oversee and address issues and risks facing our Company.

Committees Audit Nominating and Corporate Governance (Chair)
| Proxy Statement for 2023 Annual Meeting	14

Brian P. Hehir Independent Director Audit Committee Financial Expert Age: 69 Director Since 2007
Biographical Information
•
Vice Chairman of Investment Banking for Merrill Lynch from 1999 to 2008.

•
Former member of the Board of Directors of Catholic Health Services of Long Island.

•
Former Chair of the Georgetown University School of Nursing and Health Studies Board of Visitors.

Specific Qualifications, Attributes, Skills and Experience
•
Extensive career in global financial markets with over 30 years of experience working in investment banking, financing, corporate advisory services and capital markets.

•
Experience in the area of risk management and regulatory oversight through his background in highly regulated industries.

•
Qualification as an audit committee financial expert as defined in the federal securities laws.

•
Ability to work efficiently and effectively with our other directors to oversee and address issues and risks facing our Company.

Committees Audit (Chair) Compensation and Talent Management
| Proxy Statement for 2023 Annual Meeting	15

Beverley A. Babcock Independent Director Audit Committee Financial Expert Age: 61 Director Since 2022
Biographical Information
•
Senior Vice President Finance & Administration and Controller, Imperial Oil from 2015 to 2018.

•
Vice President, Corporate Financial Services, ExxonMobil from 2011 to 2015 and a variety of executive leadership roles at ExxonMobil including Vice President of Corporate Financial Services and Assistant Controller from 2000 to 2015.

•
Member of the Board of Directors, Olin Corporation since 2019, serving on the Executive Committee and Audit Committee (Chair).

•
Member of the Board of Directors since 2018, Forte Foundation—a consortium of leading companies and top business schools working together to launch women into fulfilling, significant careers in business.

Specific Qualifications, Attributes, Skills and Experience
•
Extensive experience in senior finance and accounting leadership positions at other complex and global companies of significant size.

•
Service on other public company boards.

•
Qualification as an audit committee financial expert as defined in the federal securities laws.

•
Member, Good Standing of the Chartered Professional Accountants of Ontario and the Chartered Professional Accountants of Canada.

•
Ability to work efficiently and effectively with our other directors to oversee and address issues and risks facing our Company.

Committees Audit Compensation and Talent Management Environmental, Social and Governance Subcommittee
| Proxy Statement for 2023 Annual Meeting	16

Continuing Directors with Three-Year Term Expiring in 2025
William E. Kassling Vice Chair of the Board Age: 79 Director Since 1990
Biographical Information
•
Vice Chair of Wabtec since August 2020.

•
Lead Director of Wabtec from May 2013 to August 2020.

•
Chairman of Wabtec from prior to 1997 to May 2013.

•
Chief Executive Officer of Wabtec from May 2004 to January 2006 and from prior to 1997 to February 2001.

•
President of Wabtec from May 2004 to January 2006 and from prior to 1997 to February 1998.

•
Member, Board of Directors, Kensington Capital Acquisition Corp. V

•
Director, Pittsburgh Penguins Inc., Texas Rangers, The Crosby Group, and the Wabtec Foundation.

Specific Qualifications, Attributes, Skills and Experience
•
Extensive experience as an officer and director of Wabtec with significant rail and transportation industry knowledge, expertise regarding public company management, corporate governance, human capital management, strategy and M&A.

•
Service on other public company boards.

•
Ability to work efficiently and effectively with our other directors to oversee and address issues and risks facing our Company.

Committees None
| Proxy Statement for 2023 Annual Meeting	17

Albert J. Neupaver Chairman of the Board Age: 72 Director Since 2006
Biographical Information
•
Chairman of the Board of Wabtec since July 2020.

•
Executive Chairman of Wabtec from May 2018 to July 2020 and from May 2014 to May 2017.

•
Chairman of Wabtec from May 2017 to 2018.

•
Chief Executive Officer of Wabtec from May 2013 until May 2014.

•
President and Chief Executive Officer of Wabtec from February 2006 until May 2013.

•
President of the Electromechanical Group of AMETEK, Inc. from 1998 to February 2006.

•
Member of the Board of Directors Koppers Holdings Inc. since 2009.

•
Member of Robbins & Myers, Inc. Board of Directors from January 2009 to February 2013.

•
Member of Genesee & Wyoming Inc. Board of Directors from October 2015 to December 2019.

•
Director, Carnegie Science Center, Executive Board Member of UPMC Children’s Hospital Foundation, Board Member of Heinz History Center, Member of the Board of Trustees of Carnegie Museums, Director, the Wabtec Foundation.

Specific Qualifications, Attributes, Skills and Experience
•
Led Wabtec to unprecedented growth throughout the business cycle during his tenure in executive leadership roles at the Company.

•
Extensive experience as an officer and director of Wabtec with significant rail and transportation industry knowledge, expertise regarding public company management, corporate governance, human capital management, strategy and M&A.

•
Service on other public company boards.

•
Ability to work efficiently and effectively with our other directors to oversee and address issues and risks facing our Company.

Committees None
| Proxy Statement for 2023 Annual Meeting	18

Ann R. Klee Independent Director Age: 61 Director Since 2019
Biographical Information
•
Executive Vice President, Suffolk Construction Company from February 2020 to March 2021.

•
Vice President, General Electric Company from 2008 to September 2019.

•
Partner and Co-Chair of the Environmental and Natural Resources Group of Crowell & Moring LLP.

•
General Counsel to the U.S. Environmental Protection Agency from 2004-2006.

•
Counselor and Special Assistant to the Secretary of the U.S. Department of the Interior and as Chief Counsel to the U.S. Senate’s Environment and Public Works Committee.

•
Member of the Board of Directors of Sotera Health Company since 2020 serving on the Nominating and Corporate Governance Committee (Chair) and Audit Committee.

•
Member of the Board of Directors, Center for Climate and Energy Solutions.

•
Member of the Board of Trustees, WGBH (public radio), Member of the Board of Trustees, Boston Harbor Now, Member of the Board of Overseers, University of Pennsylvania Carey Law School.

Specific Qualifications, Attributes, Skills and Experience
•
Significant experience in environmental law, corporate governance and regulatory and compliance matters.

•
Industry expert in the fields of sustainability and ESG matters.

•
Service on other public company boards.

•
Ability to work efficiently and effectively with our other directors to oversee and address issues and risks facing our Company.

Committees Compensation and Talent Management (Chair) Environmental, Social and Governance Subcommittee (Chair) Nominating and Corporate Governance
| Proxy Statement for 2023 Annual Meeting	19

Corporate Governance Highlights
+
Separate Chair and Chief Executive Officer

+
Enhanced role of the Lead Independent Director to lead all executive sessions of independent directors, serve as liaison between the Independent Directors and the CEO and Non-executive Board Chair, and additional identified obligations in the Corporate Governance Guidelines

+
The Board and the Environmental, Social and Governance Subcommittee provide strong oversight of ESG risks and opportunities

+
All directors attended the 2022 Annual Meeting and 75% or more of the Board and Committee meetings in 2022

+
Executive sessions of non-management directors at all regular Board meetings

+
Majority voting for uncontested director elections

+
Audit Committee, Compensation and Talent Management Committee and Nominating and Corporate Governance Committee comprised solely of independent directors

+
Three members of the Audit Committee are deemed to be “audit committee financial experts”

+
Limits on outside directorships

+
External board evaluation

+
Bylaws provide a stockholder right to call special meetings

+
Robust stock ownership guidelines for officers and directors

+
Minimum vesting of 12 months for restricted stock and options

+
Proxy access for large, long term stockholders

+
Policy against hedging or pledging of Wabtec shares by officers and directors

+
Policy against using preferred shares for anti-takeover purposes

| Proxy Statement for 2023 Annual Meeting	20

Corporate Governance Matters
The Board and Committees
Wabtec’s business is managed under the oversight of our Board which conducts business through meetings of its members and its committees. The Board met nine times during 2022. All directors attended more than 75% of all meetings of the Board and the committees on which they served in 2022. The standing Board committees that help the Board fulfill its duties include the Governance Committee, the Audit Committee, the Compensation and Talent Management Committee (the “Compensation Committee”), and an Environmental, Social, and Governance Subcommittee (the “ESG Subcommittee”). The Board also holds regularly scheduled meetings of non-employee directors. It is the Company’s policy that all directors attend the annual meeting of stockholders if reasonably possible. All directors attended the 2022 annual meeting of stockholders. The Board conducts annual self-assessments and has engaged a third party to conduct an external evaluation of the Board’s performance.
Corporate Governance Guidelines
A current copy of the Corporate Guidelines is available on Wabtec’s website at: http://www.wabteccorp.com -> investor relations -> corporate governance
The Corporate Governance Guidelines were amended in several respects in October 2022 to further define the role of the Lead Independent Director. Specific duties of the Lead Independent Director include:
•
presiding at all Board meetings at which the Chair is not present, including executive sessions of the Independent Directors;

•
serving as a liaison between the Independent Directors and the CEO and Chair;

•
approving information and materials sent to the Board;

•
approving, and providing input with respect to, Board meeting agendas;

•
approving Board meeting schedules to ensure that there is sufficient time to discuss all agenda items;

•
calling meetings of the Independent Directors;

•
if requested by a major stockholder, making himself or herself available for consultant and direct communication;

•
participating in the periodic evaluation process of the Board of Directors, Board Committees, and CEO; and

•
participating in the evaluation and/or selection process for Board candidates.

The amended Corporate Governance Guidelines also provide that directors should offer to tender their resignation in the event of a significant change in professional responsibilities (such as a job change, disability or retirement) that they held at the time of their election to the Board or the principal job responsibilities taken subsequent to their election to the Board. The Board will then decide, upon consideration of the recommendation of the Governance Committee, whether or not to accept the director’s resignation.
Director Independence
Our Corporate Governance Guidelines require a majority of the Board to be independent. For a Director to be considered an “Independent Director”, the Board must annually determine that they have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization which has such a relationship with the Company). The basis for the Company’s determination of independence is based on the applicable New York Stock Exchange (the “NYSE”) and SEC rules, however no Director is considered to be an Independent Director if they:
•
have in the last three years been employed by the Company;

•
have in the last three years been affiliated with or employed by a (present or former) auditor of the Company or of an affiliate of the Company;

•
have in the last three years been part of an interlocking directorate in which an executive officer of the Company sits on the compensation committee of another company which concurrently employs the director;

•
have in the last three years received more than $120,000 in direct compensation from the Company, other than director fees and deferred compensation, and with respect to Audit Committee members, accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries;

| Proxy Statement for 2023 Annual Meeting	21

•
are currently employed by a company that in any of the last three years has received payments from or made payments to the Company in an amount that exceeds the greater of  $1 million or 2% of such other company’s gross revenue; or

•
have an immediate family member who falls within any of the above categories, except that an immediate family member may be an employee of, but not a partner of, the auditor of the Company and not impair the director’s independence if such immediate family member does not personally work on the Company’s audit.

The Board has reviewed the independence of its members considering these standards and any other commercial, legal, accounting and familial relationships between the directors and Wabtec and has determined that all of its members were independent during 2022, with the exception of Mr. Neupaver and Mr. Santana. Mr. Neupaver will be deemed independent under applicable NYSE rules in June 2023. Specifically, none of such independent directors has a material relationship with Wabtec, and each such director meets the Board’s categorical independence standards and the independence requirements of the NYSE listing standards. The Board’s Audit Committee, Compensation Committee, and Governance Committee are composed entirely of directors who meet the independence requirements of the NYSE. Each member of the Audit Committee also meets the additional independence standards for Audit Committee members required by the SEC set forth above.
Board Leadership Structure
The Board currently has a non-executive, non-independent Chair of the Board, a separate Chief Executive Officer, and a Lead Independent Director. The Chief Executive Officer is responsible for setting the strategic direction for Wabtec and the day to day leadership and performance of the Company. The Chairman provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, approves materials sent to the Board, and provides input with respect to the Board agenda. The Lead Independent Director, who is appointed by our independent directors, leads the meetings of our Independent Directors outside the presence of management and can be reached directly by our stockholders as set forth in Communication with the Board on page 69. The Board believes that this structure currently is in the best interests of Wabtec and provides clear leadership responsibility and accountability, while providing for effective corporate governance and oversight by an independent Board of strong and seasoned Directors. The Board evaluates this leadership structure annually.
Meetings of Non-Management and Independent Directors
Our Board of Directors appointed Ms. Harty as “Lead Independent Director” in May 2022 and re-appointed Ms. Harty to the position in February 2023 to preside at all executive sessions of independent directors during 2022 and 2023, as defined under the rules of the NYSE. At least one executive session each year is required to be attended only by independent directors.
The non-management Directors hold regular executive sessions without management in order to promote open discussion among the non-management Directors. The Board generally holds such executive sessions at every regularly scheduled Board meeting.
The Board’s Role in Risk Oversight
The Board of Directors is responsible for overseeing and monitoring the material risks facing the Company. In its oversight role, the Board of Directors annually reviews Wabtec’s strategic plan which addresses, among other things, the risks and opportunities facing the Company. The Board also has overall responsibility for executive officer succession planning and reviews succession plans each year. The Board has delegated certain risk management oversight responsibility to the Board committees. As part of its responsibilities set forth in its charter, the Audit Committee is responsible for discussing with management Wabtec’s major risk exposures and the steps management has taken to monitor and control those exposures, including the Company’s risk assessment and risk management policies. In this regard, Wabtec’s management prepares a comprehensive risk assessment report and reviews that report with the Audit Committee twice each year. This report identifies the material business risks (including strategic, operational, cybersecurity, financial reporting and compliance risks) for the Company as a whole, as well as for each business unit and for corporate common services and identifies the controls that respond to and mitigate those risks. Wabtec’s management regularly evaluates these controls, and periodically reports to the Audit Committee regarding the controls’ design and effectiveness. The Audit Committee also receives annual reports from management on Wabtec’s ethics program and on environmental compliance. The Compensation Committee extensively reviewed the elements of compensation to determine whether any portion of compensation encouraged excessive risk taking and concluded:
| Proxy Statement for 2023 Annual Meeting	22

•
significant weighting towards long-term incentive compensation discourages short-term risk taking;

•
rolling three-year performance targets discourage short-term risk taking;

•
incentive awards are capped by the Compensation Committee which discourages excessive risk taking; and

•
equity ownership guidelines discourage excessive risk taking.

The Governance Committee annually reviews Wabtec’s Corporate Governance Guidelines and their implementation. Each committee reports to the full Board.
Cybersecurity Update
The Company detected a cyber security incident, which impacted the Company’s network, on June 26, 2022. The Company promptly activated incident response protocols, which included shutting down certain systems, and commenced an investigation of the incident, which is ongoing. The Company also notified law enforcement authorities and engaged legal counsel and other third-party incident response and cybersecurity professionals.
Our Board understands the importance of maintaining a secure environment for our products, data and systems that effectively supports our business objectives and customer needs. The Company has adopted a comprehensive approach with respect to acceptable use, risk management, data privacy, education and awareness, security incident management and reporting, identity and access management, third-party management, security (with respect to physical assets, products, networks and systems), security monitoring and vulnerability identification. The Company also maintains a global incident response plan and regularly conducts exercises to help with our overall preparedness. The Company takes measures to improve and update our cybersecurity program, including independent third party assessments, penetration testing and scanning of our systems for vulnerabilities. The Company also provides ongoing and continuing reports to the Audit Committee, which reports include information about cyber-risk management and the status of projects to strengthen cybersecurity effectiveness.
Diversity
Although the Board does not establish specific goals with respect to diversity, the Board’s overall diversity is a significant consideration in the director nomination process. Our Board of Directors, including this year’s nominees, consists of individuals who bring valuable diversity to the Board in terms of gender, ethnicity, race, industries represented, experience, age, and tenure. The Directors and nominees range in age from 51 to 79. Five of our Directors (including nominees) (55% of our directors) represent diversity of gender, race and ethnicity. Five of our Directors (55% of our Directors including nominees) have served on the Board for less than five years.
The Nominating and Corporate Governance Committee
Committee Members: Linda A. Harty, Chair Lee C. Banks Byron S. Foster Ann R. Klee	A current copy of the charter is available on Wabtec’s website at: http://www.wabteccorp.com -> investor relations -> corporate governance
The principal functions of the Governance Committee are to:
•
identify individuals qualified to become Board of Director members;

•
recommend to the full Board director nominees from time to time, including with respect to any vacancies that may occur;

•
consider and make recommendations for the Company’s strategies related to corporate responsibility;

•
develop and recommend to the Board of Directors corporate governance principles; and

•
lead the Board of Directors in complying with its corporate governance principles.

In addition, the Committee is committed to ensuring that all the nominees for membership on the Board of Directors are of the highest possible caliber and are able to provide insightful, intelligent and effective guidance to the management of the Company and that the governance of the Company is in full compliance with law, reflects generally accepted principles of good corporate governance, encourages flexible and dynamic management without undue burdens and effectively oversees and monitors the risks of the business and operations of the Company. The Company added one new director, Ms. Babcock, in July 2022.
| Proxy Statement for 2023 Annual Meeting	23

The Committee met five times during 2022. The members of the Governance Committee in 2022 were Ms. Harty, who served as the Chair starting in May of 2022, Ms. Babcock, Mr. Hehir, Ms. Klee, and Mr. Foster all of whom were independent, as independence for such members is defined in the listing standards of the NYSE and the rules of the SEC. For 2023, the members of the Governance Committee are: Ms. Harty (Chair), Mr. Banks, Mr. Foster, and Ms. Klee.
In evaluating candidates for the Board, the Governance Committee considers the entirety of each candidate’s credentials. In doing so, the Committee identifies candidates of requisite skills and characteristics to be found in individuals qualified to serve as members of the Board of Directors who collectively provide meaningful counsel to management. As part of this process, a goal of the Committee is ensuring that the Board of Directors consists of individuals from diverse backgrounds (including diversity of gender, race, and ethnicity) and experience who, collectively, provide meaningful counsel to management. In order to achieve this goal, the Committee seeks and considers diverse candidates, inclusive of gender, race and ethnicity. The Committee also considers the candidate’s character, integrity, experience, understanding of strategy and policy-setting, and reputation for working well with others. In connection with this evaluation, the Governance Committee determines whether to interview the prospective nominee and, if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees. After completing this evaluation and interview, the Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Governance Committee. If candidates are recommended by the Company’s stockholders, such candidates are evaluated using the same criteria. With respect to nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.
The Committee is also charged with oversight of the evaluation of the Board of Directors and management. In this regard the Committee evaluates, and reports to the Board of Directors, the effectiveness of the Board of Directors (as a whole) and each Committee of the Board of Directors (as a whole) (including, without limitation, the effectiveness of the Compensation Committee in its process of establishing goals and objectives for, and evaluating the performance of, the Chief Executive Officer and the other officers of the Company). In this process, the Committee receives comments from all Directors and reviews each Committee’s evaluation of its performance. The Committee may also obtain such external evaluations as it deems appropriate and is currently conducting an external evaluation for 2023.
Environmental, Social and Governance Subcommittee
Subcommittee Members: Ann R. Klee, Chair Beverley A. Babcock Byron S. Foster
To further our Board of Directors’ commitment to oversight and accountability of environmental and social issues, the Board established the Environmental, Social and Governance Subcommittee (the “ESG Subcommittee”) of the Governance Committee, chaired by Board member Ms. Klee and includes board members Ms. Babcock and Mr. Foster. The ESG Subcommittee supports Wabtec’s on-going commitment to environmental, social and governance (“ESG”) matters relevant to Wabtec including complying with all applicable laws and regulations affecting the health and safety of our employees and stakeholders, as well as protection of the environment (including climate) and other public policy matters.
In particular, the ESG subcommittee:
•
sets the Company’s general strategy relating to ESG matters;

•
oversees the Company’s evolving reporting and disclosure requirements with respect to ESG matters;

•
oversees communications with investors and other stakeholders, including oversight of the annual Sustainability Report, with respect to ESG matters;

•
oversees the Company’s programs and practices to promote and provide safe, healthy and secure workplaces;

•
monitors the Company’s compliance with legal and regulatory requirements as well as industry standards and guidelines applicable to ESG and health and safety matters;

•
monitors the Company’s ESG performance and health and safety compliance and related risks;

•
reviews and discusses with management and the Board of Directors ESG and health and safety matters, and

| Proxy Statement for 2023 Annual Meeting	24

•
performs such other responsibilities as may be assigned or delegated to it by the Governance Committee.

Additional details regarding the ESG Subcommittee’s duties and responsibilities can be found in the Governance Committee Charter located at https://ir.wabteccorp.com/investor-relations.
The Audit Committee
Committee Members: Brian P. Hehir, Chair Beverley A. Babcock Byron S. Foster Linda A. Harty	A current copy of the charter is available on Wabtec’s website at: http://www.wabteccorp.com -> investor relations -> corporate governance
The Audit Committee provides assistance to the Board in fulfilling the Board’s oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the integrity of the Company’s financial statements, the financial reporting process, the systems of internal accounting and financial controls, the performance of the Company’s internal audit function and independent auditors, the independent auditor’s qualifications and independence, the Company’s compliance with ethics policies and legal and regulatory requirements, and the Company’s enterprise risk management review and assessment.
In executing its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and has the authority to engage independent counsel and other advisers, including accountants, as it determines necessary to carry out its duties.
The Audit Committee is directly responsible for appointing, compensating, retaining and overseeing the work of the independent registered public accounting firm engaged by the Company. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
The Audit Committee met seven times in 2022. The members of the Audit Committee in 2022 were, Mr. Hehir, who served as the chair starting in May 2022, Ms. Babcock, Mr. Banks, Ms. Harty, and Mr. Foster. Each of the foregoing members of the Audit Committee during 2022, and currently, is independent, as independence is defined in the rules of the SEC and in the listing standards of the NYSE. The Board has determined that each of Ms. Babcock, Ms. Harty and Mr. Hehir qualifies as an “audit committee financial expert” as defined in the regulations of the SEC. For 2023, the members of the Audit Committee are: Mr. Hehir (Chair), Ms. Babcock, Mr. Foster, and Ms. Harty.
Audit Committee Report
The Audit Committee is responsible for reviewing the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In the performance of its oversight function, the Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee meets privately with the independent registered public accountants, who have unrestricted access to the Audit Committee. Specifically, the Audit Committee has reviewed and discussed with management and the independent registered public accountants the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2022.
The Audit Committee has also discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
Furthermore, the Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accountants their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Wabtec’s audited financial statements, as of and for the fiscal year ended December 31, 2022, be included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2022, to be filed with the Securities and Exchange Commission.
| Proxy Statement for 2023 Annual Meeting	25

Respectfully submitted,
Brian P. Hehir, Chair
Beverley A. Babcock
Lee C. Banks
Byron S. Foster
Linda A. Harty
The Compensation and Talent Management Committee
Committee Members: Ann R. Klee, Chair Beverley A. Babcock Lee C. Banks Brian P. Hehir	A current copy of the charter is available on Wabtec’s website at: http://www.wabteccorp.com -> investor relations -> corporate governance
The Compensation Committee provides assistance to the Board relating to the compensation of the Company’s officers and directors. The Compensation Committee has authority, pursuant to its charter, to make recommendations to the Board, which then sets and approves compensation. The Compensation Committee’s principal responsibilities include:
•
reviewing and approving goals and objectives for the Chief Executive Officer and determining the Chief Executive Officer’s compensation;

•
reviewing and approving incentive compensation plans and equity-based plans;

•
reviewing and recommending compensation of all executive officers and non-employee directors; and

•
overseeing the Company’s human capital management strategies and programs including in respect of diversity, equity and inclusion.

The Compensation Committee members in 2022 were Ms. Klee, serving as the Chair as of May 2022, Ms. Babcock, Mr. Banks, Mr. Hehir, and Mr. Foster, all of whom were independent, as independence for such members is defined in the rules of the SEC and the listing standards of the NYSE. In addition, the Compensation Committee members each qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Governance Committee recommends the Compensation Committee members who are approved by the full Board of Directors. The Compensation Committee met eight times in 2022. For 2023, the members of the Compensation Committee are: Ms. Klee (Chair), Ms. Babcock, Mr. Banks, and Mr. Hehir.
The Compensation Committee reviews our executive compensation programs and recommends changes or adjustments to the Board, which then sets and approves these items. Base salaries and bonus targets are established at the beginning of the fiscal year. Base salaries depend mainly on the executive officer’s position and responsibility, while cash bonuses are based on pre-established performance factors. These factors were established at the beginning of the year for 2022 and include (i) financial performance indicators measuring earnings per share, and cash conversion and (ii) personal performance indicators measuring earnings before interest and taxes.
Executive officers also receive long-term incentive compensation. With respect to the long-term incentive portion of executive compensation, the Compensation Committee has discretion to grant equity-based, long-term incentive awards under our 2011 Stock Incentive Plan, as amended and restated (the “2011 Stock Incentive Plan”). Such awards take the form of restricted share awards, performance units and stock options. Stock options were issued through 2021. The performance units are paid three years after award grant based on achieving rolling three-year performance metrics established at award multiplied by a relative total stockholder return (RSTR) modifier, and the restricted shares and options vest in annual one third increments. The Compensation Committee bases the amount of the award upon the executive’s job level, as well as other factors. These factors include benchmarking the total compensation an executive may earn to ensure it is competitive, compensating executives in a “pay for performance” manner and aligning the interests of the executives with the interests of the stockholders. The Compensation Committee also reviews the ratio of total compensation to total target cash compensation to ensure that the mix of long-term compensation is appropriate for each executive.
The Chief Executive Officer and Chief Human Resources Officer suggest guidelines in discussions with the Compensation Committee regarding executive compensation. They provide recommendations and information regarding the competitiveness of the industry, key employees, performance of individuals, succession planning and
| Proxy Statement for 2023 Annual Meeting	26

other relevant data to the committee. The Chief Executive Officer is not present during any discussions concerning his own compensation. The Compensation Committee also has the authority to retain compensation consultants, advisors and legal counsel as it deems necessary and has the sole authority to approve such consultants’ fees, which are payable by the Company.
Compensation and Talent Management Committee Interlocks and Insider Participation
During 2022, Wabtec had no interlocking relationships in which (i) an executive officer of Wabtec served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of Wabtec; (ii) an executive officer of Wabtec served as a director of another entity, one of whose executive officers served on the Compensation Committee of Wabtec; or (iii) an executive officer of Wabtec served as a member of the compensation committee of another entity, one of whose executive officers served as a director of Wabtec. No member of the Compensation Committee was at any time during the 2022 fiscal year or at any other time an officer or employee of the Company.
Compensation and Talent Management Committee Report
The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis included on pages 35 through 60 of this Proxy Statement with management.
Based on this review and discussion, the Compensation Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC.
Respectfully submitted,
Ann R. Klee, Chair
Beverley A. Babcock
Lee C. Banks
Byron S. Foster
Brian P. Hehir
Stockholder Engagement
Ongoing engagement with our stockholders is important to us. We value our stockholders’ views, and their input is important. Our Investor Relations and Finance teams are dedicated to leading our engagement efforts and collaborating with Wabtec’s management teams and subject matter experts in order to provide appropriate resources for engagement with our stockholders. Our engagements with stockholders have been constructive and have provided management and the Board with insights on issues and initiatives that are important to our stockholders and other stakeholders.
We communicate with our stockholders through a variety of means, including direct interface, investor presentations, investor conferences, analyst meetings, our website, and publications we issue. We also initiate formal outreach efforts in the months prior to our annual meeting of stockholders. Through that process, we contact stockholders and invite them to engage in discussions with our senior management team and subject matter experts on a variety of topics, including the stockholders’ priorities and interests, our Proxy Statement disclosures, stockholder proposals, and company strategy. In 2022, conversations with stockholders focused on the following key areas:
•
Wabtec’s ongoing response to the COVID-19 pandemic and our commitment to the health and safety of our employees;

•
ongoing conflict between Russia and Ukraine and the resultant sanctions on Russia and Belarus;

•
business strategy;

•
financial performance;

•
Company culture and ongoing integration and restructuring efforts;

•
capital allocation;

•
executive compensation;

•
corporate governance practices;

•
Board composition; and

| Proxy Statement for 2023 Annual Meeting	27

•
other topics, including climate-related risks and opportunities.

Following our Annual Meeting, our engagement efforts continue so that we may follow up on matters brought to our attention and/or discuss new issues of interest. We also respond routinely to individual stockholders and other stakeholders who inquire about our business. Input from our stockholders helps us formulate an appropriate action plan for addressing certain issues.
Sustainability
At Wabtec, we are committed to a strong environmental, social, and governance framework that ensures not only our own long-term success, but also leads our industry and stakeholders to a cleaner, safer, and more inclusive sustainable transportation future. To that end, our sustainability priorities are embedded into our governance framework, stakeholder engagement, strategic decision making, and our evolving portfolio of products and services that we deliver for customers. This commitment starts at the top of the organization as both our Board of Directors and Executive Leadership Team are actively engaged in Wabtec’s ESG strategy development and oversight.
This commitment helps to shape Wabtec’s sustainability vision:
Wabtec is committed to sustainable value creation. Our strategy is to contribute to a better, more sustainable world through our unique business offerings, leading technologies, and sustainable business practices. These help us capitalize on market opportunities and reduce safety and environmental risks, while creating value for our customers, employees, and other stakeholders.
Oversight
Our ESG governance framework starts with our Board of Directors, who oversee the execution of the Company’s ESG strategy within their oversight of Wabtec’s overall business, risks and opportunities. The Board, under the leadership of the Governance Committee and its ESG Subcommittee, oversees our sustainability strategy and execution against our ESG goals; reviews climate-related risks and opportunities; enhances enterprise risk strategy and management systems; addresses Environmental, Health, and Safety (EHS) matters; and shapes public policy and advocacy efforts.
Internally, the Wabtec Sustainability Task Force meets quarterly to advance the company’s sustainability strategy. This team is comprised of leaders across all functions and business segments, including EHS, Operations, Engineering, Finance, Sourcing, Legal, and Human Resources. They are responsible for implementing actions within those functions that support Wabtec’s ESG framework and strategy.
These processes complement, and are complemented by, our broader Enterprise Risk Management (ERM) process, which is our primary vehicle for assessing and managing operational, strategic, financial, and compliance risk. Guarding against ESG risks is a critical risk area evaluated as part of this process. Following a comprehensive and rigorous risk review across Wabtec’s business units, our management teams review this information, and identify the controls needed to respond to and mitigate those risks through an annual ERM report. This report and the status of the relevant mitigation measures are reviewed with the full Board of Directors twice a year.
Strategic Priorities
Wabtec is focused on the immediate deployment and scaling of the technologies that exist to improve energy and operational efficiency, reduce emissions, and enhance safety, while we continue to push the bounds of sustainable innovation. This commitment informs our three sustainability principles:
•
Innovating with Purpose:   We are committed to developing responsible and sustainable products that minimize the impact on the planet.

•
Driving Responsible Operations:   We are committed to providing safe work environments and products that enable productive and efficient use of resources.

•
Empowering People and Communities:   We are committed to driving an inclusive culture grounded in integrity, committed to the development of and investment in the communities where our teams live and work

Focus Areas
Beyond our principles, we have identified five focus areas that are important to both the long-term success of the company and are important for our stakeholders. These focus areas were the result of an ESG materiality
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assessment and are the key priorities of our sustainability strategy. We hold ourselves accountable to make both overall progress and achieve quantifiable progress in each category.
•
Greenhouse Gas Emissions (“GHG”)

•
Reducing GHG emissions across Wabtec’s value chain and helping Wabtec partners across their value chain reduce GHG emissions. This includes reducing major sources of indirect emissions during the procurement and processing of raw materials, during manufacturing and the operation of our facilities, and during product distribution and end use.

•
Energy & Renewables

•
Supporting policies and organizational partners that contribute to the renewable energy transition and the efficient use of natural resources. This includes contributing to the success of the energy transition by improving the energy efficiency of Wabtec’s products and operations. Integrating renewables into Wabtec’s products and operations and enabling the adoption of new and emerging renewable energy and resource management solutions.

•
Innovation & Technology

•
Capitalizing on opportunities related to new product advancements and innovations. This includes the adoption of emerging technology to help address key societal, transportation sector challenges and developing a resilient business model capable of meeting societal expectations for continuous improvement.

•
Business Ethics and Compliance

•
Upholding ethics and integrity in Wabtec’s business by ensuring transparency in financial practices. This includes complying with applicable national and local laws and regulations by promoting practices and policies that encourage reporting instances of noncompliance, implementing corrective actions that prevent recurrence, preventing bribery, corruption, and anti-competitive behavior, and promoting ethics and compliance throughout Wabtec’s value chain, especially among suppliers.

•
Data Privacy & Security

•
Investing in cybersecurity measures and adapting to business risks presented by technology and digitization, protecting Wabtec’s proprietary information and intellectual property, ensuring the responsible management and use of data, including data from customers, employees, and suppliers, and protecting data collected by Wabtec products.

Our 2022 Sustainability Report provides information on our continued progress to improve our performance on environmental, social, and governance matters, and to drive a better future for people and the planet. The report also shares notable actions taken by Wabtec to advance its sustainability strategy. The report can be found at http://www.wabteccorp.com/sustainability.
Sustainability Transparency & Progress
Wabtec is committed to transparency and ongoing improvement of its sustainability reporting. The recent publication of our 2022 Sustainability Report reflects our continued efforts to enhance our reporting. Our reporting process not only helps us manage and measure our progress, but also to engage with both internal and external stakeholders around the world. Key recent advancements of our program include:
•
Setting a new near-term absolute greenhouse gas (GHG) reduction goal to reduce our Scope 1 and 2 GHG emissions by 50% by 2030, from a baseline of 2019.

•
Committing to disclose Wabtec’s Scope 3 GHG emissions across our full value chain in 2023.

•
Committing to set near-term targets in 2024 for categories of Scope 3 GHG emissions material to Wabtec.

•
Joining the United Nations (UN) Global Compact, demonstrating the Company’s existing and ongoing commitment to the universal sustainability principles promoted by the organization.

•
Partnering with the rail industry to accelerate the development, validation, and adoption of lower carbon fuels and alternative clean energy technologies for the freight rail industry.

•
Joining Europe’s Rail Joint Undertaking (ERJU) as a founding member. A follow-up to the Shift2Rail initiative, ERJU is a partnership between Europe’s major railway stakeholders that aims to create a more modern and sustainable European railway system.

| Proxy Statement for 2023 Annual Meeting	29

•
Reducing the GHG emissions intensity by 20% across the Company’s global operations, as compared to our 2019 baseline.

•
Reporting aligned with the standards set by the Sustainability Accounting Standards Board (“SASB”)

In addition to our Sustainability Report, we report on climate-related matters to the Carbon Disclosure Project (“CDP”), whose questionnaire aligns with the disclosure recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”).
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Proposal 2—Advisory (Non-Binding) Resolution Relating to the Approval of 2022 Named Executive Officer Compensation
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”), we are providing our stockholders with a non-binding vote to approve our executive compensation programs and arrangements in accordance with Section 14A of the Exchange Act. In 2017, our stockholders indicated their approval of the Board of Directors’ recommendation that we solicit an advisory vote such as this on an annual basis. Our Board of Directors has adopted a policy that is consistent with that preference and, accordingly, we are providing our stockholders with an opportunity to vote on this proposal at this Annual Meeting.
As described in greater detail under the heading “Compensation Discussion and Analysis,” on page 35 we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. The overall objectives of our executive compensation program are to (i) enable us to attract, motivate and retain key executive talent essential to the achievement of our short-term and long-term business objectives; (ii) provide compensation competitive with others in our industry; (iii) reward senior executive officers in a “pay for performance” manner for accomplishment of pre-defined business goals and objectives; and (iv) align the interests of our executives with our stockholders. A significant portion of total executive compensation is variable compensation linked to corporate, business unit and individual performance. Our objective is to provide a significant portion of an executive’s total compensation in a form that is contingent upon achieving established performance goals that are intended to align the executives’ interests with those of our stockholders. In regard to compensation based on long-term performance, our objective is to provide a significant portion of such compensation in the form of equity awards.
Pursuant to the SEC rules, we are asking you to approve the 2022 compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K of the SEC, including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures.
Under the Dodd-Frank Act and the related SEC rules, your vote on this resolution is an advisory or “non-binding” vote. This means that the purpose of the vote is to provide stockholders with a method to give their opinion to the Board of Directors of the Company about certain issues, like executive compensation. None of the Board, its committees or the Company is required by law to take any action in response to the stockholder vote. However, the Board values our stockholders’ opinions, and the Board intends to evaluate the results of this year’s vote carefully when making future decisions regarding compensation of the named executive officers. The stockholder advisory vote in connection with our 2022 annual meeting received 94% approval by our stockholders, indicating support of our compensation programs and policies. We believe that providing our stockholders with an advisory vote on our executive compensation program will further enhance communication with our stockholders, and it meets our obligations under the Dodd-Frank Act and the SEC’s rules.
| Proxy Statement for 2023 Annual Meeting	31

Vote Required
This proposal is adopted if a majority of the shares present in person or by proxy vote for the proposal. Because the total shares voted “for,” “against,” or “abstain” are counted to determine the minimum votes required for approval, if you abstain from voting, it has the same legal effect as if you vote against. If a broker limits the number of shares voted on the proposal on its proxy card or indicates that the shares represented by the proxy card are not being voted on the proposal, it is considered a broker non-vote. Broker non-votes are not counted as a vote or used to determine the favorable votes required to approve the proposal.
The Board recommends that you approve the following resolution:
RESOLVED, that the stockholders approve the 2022 compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K of the SEC, including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures.
The Board recommends you vote FOR the approval of the 2022 compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Regulation S-K of the SEC.
| Proxy Statement for 2023 Annual Meeting	32

Proposal 3—Advisory (Non-Binding) Vote on How Often the Company Should Conduct the Frequency of a Stockholder Advisory Vote on Named Executive Officer Compensation
The Dodd-Frank Act requires public companies to provide their stockholders with a non-binding vote to advise the Company as to how often stockholders believe the Company should conduct a stockholder advisory vote on executive compensation, which we refer to as “say-on-pay.” In accordance with the SEC’s rules, stockholders must have the ability to vote on one of four alternatives concerning how frequently the Company should have a say-on-pay vote: every year, every two years, every three years or abstain from voting. This advisory vote on the frequency of the say-on-pay vote is required to be held every six years. At the 2017 annual meeting of stockholders, the Board of Directors recommended, and a majority of stockholders who cast a vote approved, holding the say-on-pay vote annually. Consistent with this recommendation, since 2017, we have held the say-on-pay vote on an annual basis. This year, we are holding another advisory vote on the frequency of the say-on-pay vote in accordance with Section 14A of the Exchange Act.
The Board of Directors continues to believe that an annual advisory vote on executive compensation provides valuable feedback, allowing stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the Proxy Statement every year. Additionally, an annual advisory vote on executive compensation fosters strong communication from our stockholders and is consistent with our efforts to seek input from, and engage in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. Similarly, it provides regular input to the Board and the Compensation Committee about how stockholders view the company’s compensation practices and policies.
Under the Dodd-Frank Act and the related SEC rules, this vote is an advisory or “non-binding” vote. The purpose of an advisory vote is to provide stockholders with a mechanism to provide input to the Board of Directors of Wabtec about certain issues like this. None of the Board, its committees or Wabtec is required by law to act or otherwise implement the time period receiving the favorable vote of a majority of shares present and entitled to vote on the matter. In fact, the Board is permitted to choose to hold a say-on-pay vote on a different schedule. However, the Board values our stockholders’ opinions and will take into account the results of this vote in determining how often the company should conduct a stockholder advisory vote on executive compensation.
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Vote Required
The option of one year, two years or three years that receives the vote of a majority of shares present and entitled to vote on the matter will be the frequency for the advisory vote on named executive officer compensation that has been selected by the stockholders. An abstention will have the same effect as a vote against each frequency.
Unlike the other proposals included on the proxy card, you have four choices as to how to vote on this proposal. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this proposal.
The Board recommends you select 1 YEAR to advise the Board how often Wabtec should conduct a stockholder advisory vote on named executive officer compensation.
| Proxy Statement for 2023 Annual Meeting	34

Executive Officer and
Director Compensation
Compensation Discussion and Analysis
Named Executive Officers
As of December 31, 2022, our named executive officers (“NEOs”) were:
Name	Title
Rafael Santana	President and Chief Executive Officer
John Olin	Executive Vice President and Chief Financial Officer
David L. DeNinno	Executive Vice President, General Counsel and Secretary
Pascal Schweitzer(1)	President, Freight Services Group
Eric Gebhardt	Executive Vice President and Chief Technology Officer

(1)
Effective April 3, 2023, Mr. Schweitzer became President of the Transit Group.

Executive Summary
This Compensation Discussion and Analysis should be read in conjunction with the tabular and narrative disclosures beginning on page 35 of this Proxy Statement. See “Executive Compensation Philosophy and Objectives” on page 37 and the tables that follow for more information regarding our executive compensation programs.
In 2022, the Company reviewed and set executive base salaries, modified its annual cash incentive plan design and issued equity under the Company’s re-designed 2020 – 2022 long-term incentive plan. Highlights include the following:
2022 Annual Cash Incentive Plan
All NEOs incentives were based on a combination of the Company’s consolidated financial results for adjusted earnings per diluted share (“EPS”) and cash conversion and a modifier for personal objectives based on EBIT and acquisitions.
•
Financial performance based on EPS and cash conversion was re-weighted to total 100%

•
Individual performance became a modifier to financial performance with a potential modifier between 0% and 120%

•
Total potential payout ranges from 0% to 225% of target bonus amount

•
Performance metrics and weightings were as follows:

Corporate
EPS	60.0%
Cash conversion	40.0%
Total	100%
Personal Performance Modifier	0% to 120%
Total Potential Payout	0% to 225%
Performance targets and ranges for EPS and cash conversion are further described below. The personal performance modifier depends on achievement of individual objectives as further described below.
The modifications to our Annual Cash Incentive Plan are discussed in more detail below in the “Components of Compensation” beginning on page 40.
2020 – 2022 Long-Term Incentive Program
Payouts under the 2020 – 2022 long-term incentive program were based on goal achievement in two key measures: (i) Return on Invested Capital (“ROIC”) and (ii) Cumulative Cash Conversion (“CCC”), each weighted
| Proxy Statement for 2023 Annual Meeting	35

at 50%. This figure is then multiplied by the Relative Total Stockholder Return (“RTSR”) modifier which can modify the payment up or down by 10%.
Payouts for the 2020 – 2022 performance period were earned at 132% of target. The 2020 – 2022 long-term incentive program is discussed in more detail below in the “Components of Compensation” beginning on page 40.
Compensation Practices
The Compensation Committee has implemented the following best practices with respect to the executive compensation program:
What we do:	What we don’t do:

Review the executive compensation programs each year and the Company’s long-term business strategy, the results of the most recent say-on-pay advisory vote and contemporary market practices as periodically provided by our independent consultant.

Use the Company’s stock price and other value-creating financial metrics such as earnings before interest and taxes, earnings per share, cash conversion, cash flow, return on invested capital and relative total stockholder return in our executive incentive programs.

Annually review the risks associated with our compensation programs and mitigate the risks by:

•
capping incentive payouts earned under our annual cash incentive award plan and our performance unit long-term incentive plan;

•
maintaining stock ownership guidelines for executive management and non-employee directors;

•
maintaining a recoupment policy that applies to
our cash and equity incentive awards;

•
maintaining a policy that prohibits the pledging
of Company stock; and

•
maintaining a policy that prohibits the hedging
of Company stock.

Require both a qualified change in control and involuntary or “good reason” employment termination (double trigger) for any cash severance to be paid under our change in control agreements.

Gross-up for income or excise taxes on perquisites or severance benefits related to a change in control.

Provide executives with an enhanced executive retirement program but rather provide a defined contribution or defined benefit plan similar to that provided to all employees in the country where such employees reside.

Provide dividends or dividend equivalents on unearned performance shares.

Re-price or backdate stock options.

2022 Business Highlights
In 2022, the Company delivered a strong performance as evidenced by higher year-over-year revenues, adjusted operating margin expansion and adjusted earnings per share growth. Our resilient portfolio of businesses, significant recurring revenue base and solid multi-year backlog drove the improved financial performance in the face of many headwinds, including higher input costs, higher interest rates, supply chain disruptions, unfavorable foreign currency exchange, the Russian invasion of Ukraine, and the Company’s cyber incident.
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2022 Performance Highlights
Role of 2022 Advisory Vote on Executive Compensation in the Compensation Decision Process
The Compensation Committee reviewed the results of the 2022 stockholder advisory vote on executive officer compensation and incorporated the results as one of the many factors considered in connection with the discharge of its responsibilities. At our 2022 annual meeting of Stockholders, 94% of the votes cast approved the compensation program described in the Company’s 2022 proxy statement. The Compensation Committee interpreted this level of support as affirmation of the design and objectives of our executive compensation programs; however, the Compensation Committee continues to monitor best practices and the practices of our peers to improve our compensation program.
Executive Compensation Philosophy and Objectives
Overview. This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of our executive officers who served as named executive officers during 2022. This discussion focuses primarily on the fiscal year 2022 information contained in the following tables and related footnotes and narrative. We discuss compensation actions taken prior to 2022 or in 2023 if we believe it provides relevant information.
The principal elements of our executive compensation program are base salary, annual cash incentives, and long-term equity incentives in the form of restricted stock awards and units, stock options and performance units. Our other benefits and perquisites consist of life and health insurance benefits, social and health club dues, and a qualified 401(k) savings plan (including company matching contributions). Our philosophy is to position the aggregate of these elements at approximately the median of that paid to executives of our Peer Group with similar
| Proxy Statement for 2023 Annual Meeting	37

responsibilities. To ensure that the Company is able to attract and retain highly talented and diverse executives, the Company benchmarks executive compensation using a reputable compensation survey of similar-sized companies and also uses available proxy disclosure compensation information of a group of similar-sized manufacturing companies. This Peer Group provided insights to the Compensation Committee as it made compensation decisions in 2022.
Our Peer Group represents a group of manufacturing companies who generally align with the following criteria:
•
large industrial companies in Global Industry Classification Standard (“GICS”) sectors generally representing machinery, electrical equipment, auto components, aerospace and defense, and road and rail;

•
revenues that range from approximately half to double that of the Company;

•
market capitalization reasonably aligned with the Company; and

•
capital intensive businesses.

This Peer Group was used for relative performance purposes for the Company’s 2022 long-term incentive plan and for use in making 2022 compensation decisions:
AGCO Corporation	Fortive Corporation	Rockwell Automation, Inc.
AMETEK, Inc.	Howmet Aerospace, Inc.	Terex Corporation
BorgWarner, Inc.	Illinois Tool Works, Inc.	Textron, Inc.
CSX Corporation	Ingersoll Rand, Inc.	The Greenbrier Companies, Inc.
Cummins, Inc.	Norfolk Southern Corporation	Trinity Industries, Inc.
Dover Corporation	Oshkosh Corporation	Xylem, Inc.
Emerson Electric Co.	Parker Hannifin Corporation
During the fourth quarter of 2022, the Compensation Committee, with the assistance of its independent consultant, reviewed and amended the Peer Group list for 2023. The Compensation Committee removed Cummins, Fortive, Howmet, Greenbrier and Trinity Industries. The Compensation Committee added Eaton Corporation, Stanley Black & Decker, Inc., TransDigm Group and The Timken Company. Changes to the Peer Group were made to better align with the criteria detailed above. More specifically, companies that were removed had revenues that had become too small or too large, or who were no longer perceived to be aligned to Wabtec’s desired industries. The companies that were added to the Peer Group aligned more closely with the Company’s current industries.
Objectives and Philosophy. The overall objectives of our executive compensation program are to (i) enable us to attract, motivate and retain key executive talent essential to the achievement of our short-term and long-term business objectives; (ii) provide compensation competitive with others in our industry; (iii) reward senior executive officers in a “pay for performance” manner for accomplishment of pre-defined business goals and objectives; and (iv) align the interests of our executives with our stockholders. A significant portion of total executive compensation is variable compensation linked to corporate, business unit and individual performance. Our objective is to provide a significant portion of an executive’s total compensation in a form that is contingent upon achieving established performance goals. In regard to compensation based on performance, our objective is to provide a significant portion of such compensation in the form of equity awards.
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In 2022, our NEO compensation, based on actual amounts awarded, was allocated as follows:

NEOs Compensation Allocation

Rafael Santana
11%
70%
19%
John Olin
22%
55%
23%
David L. DeNinno
27%
50%
23%
Pascal Schweitzer
31%
43%
26%
Eric Gebhardt
31%
36%
33%
Salary
Stock
Bonus

In setting base salaries at the beginning of the year, the Compensation Committee generally reviews benchmark information about compensation levels in Wabtec’s industry and among its peer group based on the position and responsibility of the particular executive provided by the Compensation Committee’s independent consultant. The Compensation Committee uses benchmarking to establish base salaries as discussed below. The cash bonus for 2022 is a cash award determined by the Compensation Committee based on pre-established performance factors. These factors are established at the beginning of the year and include (i) a financial performance indicator measuring EPS and cash conversion; and (ii) a modifier for personal objectives based on EBIT and acquisitions. Long-term incentives in the form of restricted stock, restricted stock units and performance units are granted to provide the opportunity for long-term compensation based upon the performance of Wabtec and its ability to meet its long-term goals and objectives.
Compensation Process.
Compensation Committee. Executive officer compensation is administered by the Compensation Committee. The Compensation Committee approved the 2022 compensation programs for executive officers, including base salaries, cash bonuses and equity awards, described in this compensation discussion and analysis and recommended them to the full Board, which then approved them. Our Board of Directors delegates to the Compensation Committee the direct responsibility for, among other matters:
•
reviewing and approving goals and objectives for the Chief Executive Officer and recommending the Chief Executive Officer’s compensation to the Board for approval;

•
reviewing and recommending compensation of all non-employee directors and executive officers; and

•
reviewing and recommending incentive compensation plans and equity-based plans.

Role of Compensation Experts. Pursuant to its charter, the Compensation Committee is authorized to engage compensation consultants to assist it with its duties. The Compensation Committee has the sole authority to engage any outside counsel or other experts or consultants to assist it in the evaluation of compensation of our directors and executive officers, including the sole authority to approve such consultants’ fees and other retention terms. The Compensation Committee may also obtain advice from legal, accounting, human resources and other advisors
| Proxy Statement for 2023 Annual Meeting	39

as it deems necessary. The Compensation Committee engaged the consulting firm Pay Governance during 2022. During its engagement, Pay Governance provided the following services: (i) reviewed and assessed the Company’s current compensation practices for executives; (ii) reviewed the current Peer Group and made recommendations to update the Peer Group; (iii) reviewed and provided a pay for performance assessment of the Chief Executive Officer compensation; (iv) provided plan design and performance metric benchmarking of the Peer Group and relevant industry data; (v) provided data and recommendations on changes to the annual cash incentive program; and (vi) provided data and recommendations associated with the long term incentive program. In addition, Pay Governance reviewed and assessed the competitiveness of compensation provided to non-employee members of the Company’s Board of Directors. This review included benchmarking of the Peer Group and relevant industry data.
Role of Our Executive Officers in the Compensation Process. The Chief Executive Officer and the Executive Vice President, Chief Human Resources Officer suggest guidelines in discussions with the Compensation Committee regarding executive compensation. They provide recommendations and information regarding the competitiveness of the industry, key employees, performance of individuals, succession and other relevant data to the Compensation Committee. The Chief Executive Officer is not present during any discussions concerning his own compensation.
Components of Compensation.
Our 2022 compensation program elements were primarily structured to reward our executive officers for achieving certain financial and business objectives.
Base Salaries. Base salaries for our executive officers are reviewed annually and reflect the executive’s role and responsibility relative to the competitive market. In defining the competitive market, the Company uses two different benchmarks, compensation information representing our Peer Group and broader benchmark compensation data based on a survey of companies that are similarly sized in terms of revenue. Individual salaries may be above or below the competitive median based on the individual’s contribution to business results, length of time in role, capabilities and qualifications, potential and the importance of the individual’s position to our success. The Compensation Committee is dedicated to ensuring competitive compensation for each of Wabtec’s key employees and believes that current base salaries are in line with comparable industry practices. The base salary changes and merit increase of our named executive officers was as follows:
(1)
Mr. Olin joined the Company as Chief Financial Officer effective as of October 1, 2021 and was not eligible to receive a merit increase in early 2022.

Annual Cash Incentive Awards. Our annual incentive award plan is intended to: (i) compensate participants directly if personal, strategic and financial performance targets are achieved and (ii) reward participants for
| Proxy Statement for 2023 Annual Meeting	40

performance on those activities that are most directly under their control and for which they are held accountable. Corporate, business unit and individual performance goals under the annual incentive plan are linked to our annual business plan and budget. The actual amount of cash bonuses is a function of the Company’s overall financial performance, the participant’s individual performance and Board approval.
The cash bonus targets for 2022 for each NEO as a percentage of base salary were:

NEOs Cash Bonus Targets (% of Base Salary)
175
150
125
100
75
50
25
0
160%
100%
80%
100%
100%
Rafael Santana
John Olin
David L. DeNinno
Pascal Schweitzer
Eric Gebhardt

For 2022, Mr. Santana’s bonus target was increased from 150% of his base salary to 160% of his base salary to more closely align with market practice and his contributions to the business.
Overall, total target cash compensation (the sum of salary and target cash bonus) for our executive officers is competitive with market practice for similar executive positions in similar companies when performance goals under the annual cash bonus plan are achieved.
For 2022, the Company adjusted the cash bonus incentive program by changing the weightings of the metrics and establishing a personal performance modifier. In addition, the Compensation Committee determined that Mr. Santana and the entire executive team would be measured on the same goals. Cash bonuses for 2022 were based upon the following success factors:
(1)
Financial Performance. Measured by EPS weighted 60% of the financial performance payout, and cash conversion weighted 40% of the financial performance payout;

(2)
Personal Performance Modifier. The personal performance modifier serves as a multiplier to the financial performance results. The modifier was based on individual goals such as EBIT, acquisitions, and certain other goals pertaining to the executive and can be achieved anywhere between 0% and 120% of the financial performance result. While financial metrics are an input in measuring achievement, the CEO and the Compensation Committee will review overall performance holistically when assessing goal achievement to determine any positive or negative personal modification to the calculated award.

The cash bonus formula is based on the product of the participant’s base salary, the participant’s target cash bonus percentage, financial performance and the personal modifier. If both the financial performance and the applicable personal performance results are achieved, the NEOs will earn 100% of their target cash bonus. Each financial metric includes a threshold level of performance, generally, 80% of the target goal at which a minimum 25% payout will be made. Performance below the threshold level would result in no payout on the financial metric. Each financial metric also includes a maximum level of performance, generally 125% of the target goal, at which a maximum 225% payout will be made on that financial metric. To calculate the payout percentages, the goal achievement percentage is first determined. Once the goal achievement percentage is determined, the
| Proxy Statement for 2023 Annual Meeting	41

actual payout percentage is calculated using linear interpolation. There are two payout lines: One for goal achievement between 80% and 100%, resulting in a payout between 25% and 100% and a second for goal achievement between 100% and 125%, resulting in a payout between 100% and 225%. The outcome of the financial metrics are then multiplied by the personal performance modifier. The maximum payment under the plan including the modifier is 225%. We believe that this philosophy encourages Wabtec and our executives to establish ambitious goals and that the program promotes teamwork, productivity and profitability. Target cash bonuses and performance factors were approved by the Compensation Committee at its meeting in February 2023.
The table below provides both the 2022 financial performance goals and our performance achieved in 2022 for our corporate wide executives including each of the NEOs:
	Goal Type	Threshold	Target	Maximum	2022 Performance	Payout Factor	Target Weighting	Performance Achieved
EPS	Financial	$3.88	$4.85	$6.06	$4.86(1)	101.03%	60% of Financial	60.61%
Cash Conversion	Financial	82.7%	90%	113%	93%	126.24%	40% of Financial	50.50%
Overall Financial Result								111.11%
EBIT Margin %	Personal	15.60%	16.10%	16.60%	16.20%(1)			Above Target (See note below)
Acquisition Goal	Personal	$240M Purchase Price	$300M Purchase Price	$360M Purchase Price	$89 million			Below Threshold (See note below)
Individual Multiplier								100%
							Total	111.11%

(1)
This is a non-GAAP financial measure. See page 65 for a reconciliation to the most directly comparable financial measure calculated under GAAP.

Earnings Per Share (“EPS”) means our “adjusted earnings per diluted share” calculated as U.S. GAAP earnings per diluted share, adjusted for non-cash amortization expense and certain restructuring costs.
Cash conversion means (A) the Company’s cash from operations divided by (B) the sum of the Company’s net income plus depreciation and amortization.
EBIT means our “adjusted earnings before interest and taxes” calculated as our U.S. GAAP income from operations, adjusted for non-cash amortization expense and certain restructuring costs.
EBIT Margin means our “adjusted earnings before interest and taxes” calculated as our U.S. GAAP income from operations, adjusted for non-cash amortization expense and certain restructuring costs, divided by consolidated revenue.
In assessing goal attainment for 2022, while the acquisition goal was not achieved, it was determined that the NEOs effectively allocated the Company’s capital and the Board did not modify the payout up or down.
Long-Term Incentive Compensation. Our Compensation Committee administers our long-term incentive compensation through our 2011 Stock Incentive Plan, under which we grant restricted stock, restricted stock units and performance units.
Our long-term incentive compensation program seeks to align the interests of our executives with our stockholders. We have typically granted our executives long term equity awards in February or March of the applicable year which for 2022 consisted of performance share units weighted 60% and restricted stock weighted 40%. Although we did not grant options in 2022, in prior years we have awarded options to purchase our common stock to executive officers at the fair market value (average of the high and low price) of our common stock at the grant date. We have not re-priced or back-dated any option awards. The vesting schedule for each grant of options is determined by the Compensation Committee. In recent years, the Compensation Committee has provided that the awards generally will vest in annual equal installments over three years. In late February 2022, we granted restricted stock to all NEOs as part of their long-term compensation with the Company which vests in equal installments over three years. The grant date fair value of those awards is reflected in the Summary Compensation Table on page 47.
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The Company also administers a rolling three-year long-term incentive program using performance units. A performance unit is equal to a share of Wabtec common stock. This program is designed to reward executives for meeting or exceeding pre-established, objective financial performance goals over a three-year performance period. The program is structured as a rolling three-year plan; each year starts a new three-year performance cycle with the most recently commenced cycle being 2020-2022.
The performance unit awards for the 2022-2024 cycle, like the awards for the 2020-2022 and 2021-2023 use three metrics:
1)
three-year average annual Return on Invested Capital (“ROIC”);

2)
three-year average annual Cumulative Cash Conversion (“CCC”); and

3)
Relative Total Stockholder Return (“RTSR”).

ROIC and CCC results are weighted at 50% respectively. The combined results from the two goals are then subject to modification upward or downward (+/-10%) based on Wabtec’s RTSR results versus our Peer Group. For purposes of these awards:
1)
ROIC means for a year (A) the Company’s Adjusted EBITDA after tax, divided by (B) the sum of the Company’s year-end net debt plus shareholders’ equity. For this purpose, Adjusted EBITDA means the Company’s income from operations plus other income plus depreciation and amortization, as adjusted for restructuring costs and set forth in the Company’s annual earnings release.

2)
CCC means for a year (A) the Company’s cash from operations divided by (B) the sum of the Company’s net income plus depreciation and amortization. For the completed 2020-2022 cycle CCC was adjusted for certain cash based restructuring costs.

3)
RTSR measures the percentile ranking of the Company’s total stockholder return (changes in stock price plus dividends) for the performance period against the total stockholder return of the Company’s compensation Peer Group described above.

If Wabtec achieves the maximum three-year cumulative ROIC and CCC results, a participant can earn a maximum number of performance units equal to 200% of the target level. The RTSR modifier cannot increase the payout above 200% of the target. If Wabtec achieves the threshold three-year ROIC and CCC cumulative goals, a participant can earn a threshold number of performance units equal to 25% of the target level, which would be subject to modification up or down based on RTSR. Payouts calculated under the ROIC and CCC metrics range from 25% of target for actual performance at 75% of target to 200% of target for performance at or above 125% of target. No performance units would be earned for performance below the three-year cumulative ROIC and CCC and thresholds.
The long-term incentive program is intended to encourage the long-term stability of Wabtec’s management by establishing ambitious goals designed to promote the long-term productivity and profitability of the Company. If a program participant leaves the Company voluntarily, or is terminated for cause, they are not eligible to receive any performance units he or she may have earned under the program. If a program participant leaves the Company for death, disability, termination without cause, or retirement the awards continue to vest, subject to actual performance results for the full performance period. These goals were based on a range of considerations including expected demand in Wabtec’s key end user markets, investor expectations and management’s business plan which includes year over year growth.
Payouts under our 2020 through 2022 performance unit plan are summarized below. Actual Peer Group Total Stockholder Return over the three-year period ranged from 27.4% at the 25th percentile to 49.61% at the 75th percentile. The Company’s TSR of 35% over the same three-year period fell between the 25th percentile and 35th percentile resulting in a modification of  -7.5%.
	25th Percentile	35th Percentile	45th Percentile	55th Percentile	65th Percentile	75th Percentile	Actual
Total Stockholder Return (“TSR”)	27.40%	35.43%	36.29%	44.43%	48.94%	49.61%	35.0%
	Less than 25th %	25th %- 35th %	36th %- 45th %	46th %- 55th %	56th %- 65th %	66th %- 75th %	75th % or greater	Actual
Modifier	-10.0%	-7.5%	-5.0%	0.0%	5.0%	7.5%	10.0%	-7.5%
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Actual ROIC and CCC performance for the 2020 – 2022 performance period exceeded the target goals resulting in a payout under the plan of 142.7% of target. When applying the impact of the TSR modifier at -7.5% (impact of  -10.7%), a payout of 132% of target was earned under the plan.
	Minimum	Target	Max	Actual	Payout	Weighting	Weighted Payout
ROIC	5.60%	7.40%	9.30%	7.90%	124%	50%	62.1%
CCC	67.50%	90.00%	112.50%	103.80%	161%	50%	80.6%
							142.70%
Modifier (-7.5%)							-10.70%
Total Payout							132.00%
Based on these results, for the 2020-2022 performance period, the NEOs received the payouts as set forth below in March of 2023.
Rafael Santana	52,030 shares of Wabtec Common stock with a value at payout of $5,385,885.45
David L. DeNinno	9,821 shares of Wabtec Common stock with a value at payout of $944,338.26
Pascal Schweitzer	6,727 shares of Wabtec Common stock with a value at payout of $646,834.69
Messrs. Olin and Gebhardt did not receive grants under the 2020 plan as neither were employed by the Company at that time.
Equity awards made in 2022 to all named executive officers are detailed under the table “2022 Grants of Plan Based Awards” on page 48. Restricted stock is generally granted to employees, including our executive officers, each February as part of their long-term compensation. Additional awards may be made throughout the year to new hires, current employees in connection with promotions, and key management obtained through acquisitions. We vary the relative amounts of restricted stock granted in a given year based on a number of factors including the overall performance of the Company, the stock price and retention of key management. The primary purposes of the long-term incentive program are to align the interests of executive officers and other key employees with those of our stockholders, to attract and retain key executive talent and to provide an incentive to meet and exceed long-term financial goals. Employees eligible for the long-term incentive program include those who are determined by the Compensation Committee to be in key policy-setting and decision-making roles, and to have responsibilities that contribute significantly to achieving our earnings goals. The grant size of an individual’s long-term incentive award is based on individual performance, the individual’s responsibilities and position with our Company, market practice and values for similar roles within our peer group and other general industries. The Compensation Committee’s external compensation consultant provides both management and the Compensation Committee a market analysis on an annual basis. The analysis is then reviewed by the CEO and Chief Human Resources Officer who subsequently recommend long-term incentive award grant values to the Compensation Committee. Nominations are then reviewed and ultimately approved by the Compensation Committee. Once a value is approved, shares are granted to the participant. For 2022, Wabtec issued 60% of the value of the equity grant in performance shares and 40% in restricted shares.
Any awards made under the 2011 Stock Incentive Plan may be subject to forfeiture at the discretion of the Compensation Committee if between the date of grant and the third anniversary of any exercise, payment or vesting of the award, the participant:
(i)
engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its subsidiaries;

(ii)
induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its subsidiaries;

(iii)
solicits any employee of the Company or any of its subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its subsidiaries; or

| Proxy Statement for 2023 Annual Meeting	44

(iv)
makes any statements or comments, orally or in writing, of a defamatory or disparaging nature regarding the Company or any of its subsidiaries (including but not limited to regarding any of their respective businesses, officers, directors, personnel, products or policies).

Such forfeiture does not apply following the occurrence of a change of control event unless the award agreement specifically so provides or as required by applicable law.
Perquisites and Other Personal Benefits. Supplemental benefits are offered to select executive officers with the goal of attracting and retaining key executive talent. Those perquisites may include life and health insurance benefits, Executive physicals, car and housing allowances, and social and health club dues.
Retirement Benefits. The Company maintains a qualified defined contribution program which includes a Company match on participant contributions which is provided to executives in the United States, on the same basis as is provided to other salaried employees of the Company who reside in the United States. The Company also maintains various defined benefit plans which are provided to executives on the same basis as are provided to other employees of the Company who reside or work outside the United States.
Deferred Compensation Plan. The Company sponsors a deferred compensation plan for executive officers and non-employee directors. Under the terms of the plan, eligible employee executive officers may elect to defer their base salary, cash bonus and/or long-term incentive payout. No NEOs deferred any compensation during 2022.
Stock Ownership Requirements
Wabtec has established stock ownership guidelines to encourage our key employees and Board members to own and retain shares of stock. The guidelines are as follows:
•
President and CEO to accumulate shares having a value equal to seven times base salary;

•
Executive officers to accumulate shares having a value equal to three times base salary;

•
Senior leaders within the company having to accumulate shares having a value equal to one half times base salary for U.S. based senior leaders and one quarter times base salary for non U.S.; and

•
Non-employee Board members are required to accumulate shares having a value equal to six times their cash retainer.

The aforementioned employees and directors are given five years to satisfy these guidelines. The Compensation Committee is responsible for administering and monitoring compliance with this guideline, including establishing parameters for determination. As of December 31, 2022, each of the named executive officers and non-employee board members has met their required stock ownership described above (including any shares deferred pursuant to the Deferred Compensation Plan), except for those individuals within their first five years of service with the Company, all of whom are on track to meet their ownership guidelines. As of January 31, 2023, our directors and executive officers as a group owned approximately 1.2% of our common stock.
Recoupment Policy
In the event of a financial restatement or a determination by the Board of Directors that misconduct by a responsible party caused financial or reputational harm to the Company, the Compensation Committee reviews the circumstances and makes recommendations to the Board as to whether recoupment should be pursued. Misconduct includes any intentional or reckless violation of Wabtec policies or any grossly negligent act or failure to act. The Compensation Committee also reviews all compensation that has been awarded to the responsible party and determines how such compensation may have been affected by the financial restatements or misconduct.
Should the Board determine that recoupment is appropriate, the Company may recoup from the responsible parties any cash bonuses and equity awards in reliance on the financial statements that were restated or for the year in which the financial harm occurred as well as any gains realized from the exercise of options to the extent the Compensation Committee determines that the gains were based on such financial statements or resulted from such misconduct.
Prohibition on Hedging
The Company considers it improper and inappropriate for any of its directors and officers, including the named executive officers, to engage in short-term or speculative transactions in Wabtec securities or in other transactions that may (i) lead to inadvertent violations of insider trading laws, (ii) reduce an officer’s or director’s incentive to improve Wabtec’s performance, (iii) focus the officer’s or director’s attention on short-term performance at the expense of long-term objectives, or (iv) otherwise engage in transactions to hedge or offset any decrease in the
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market value of Wabtec’s stock. To that end, the Company has adopted and maintains a policy covering transactions involving all Wabtec stock held by its officers or directors, including but not limited to stock held directly or indirectly by such officer or director and stock or other equity granted to an officer or director as part of their compensation.
Transactions Prohibited	Permitted Transactions
The following transactions are prohibited by Wabtec officers and directors:	During a quiet period and with the prior approval of the Wabtec Legal Department, directors and officers are permitted to:

Short sales of Wabtec stock;

Buying and selling publicly traded Wabtec options;

Standing orders to buy or sell Wabtec stock;

Hedging or monetization transactions such as zero cost collars, forward sale contracts involving Wabtec stock;

Pledges of Wabtec stock as collateral for loans or margin accounts; or

Enter into, amend, or terminate Rule 10b5-1 plans to buy or sell Wabtec stock during quiet periods or when in possession of material, non-public information.

Conduct cashless exercises of options if no Wabtec securities are sold in the market to fund such exercise;

Continue regular and matching contributions in benefit plans;

Make gifts of Wabtec securities unless the recipient intends to sell the securities during the quiet period and the donee has knowledge of such intent to sell during the quiet period; and

Conduct transactions in previously approved and adopted Rule 10b5-1 plans.

Post-Termination Compensation.
The Board of Directors has entered into Severance and Employment Continuation Agreements with each of the NEOs that include severance protection for certain types of involuntary termination of employment, including following a change in control. The Company entered these agreements to provide our NEOs with a competitive compensation package and to ensure that management properly considers potential transactions that could result in their job loss. See “Potential Payments Upon Termination or Change in Control” for additional details about these agreements, as well as termination treatment provisions in our equity award agreements.
Tax Implications of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the deductibility of compensation in excess of  $1 million paid to certain covered employees (generally including the NEOs) in any calendar year. As a result, compensation paid in excess of  $1 million to our named executive officers generally will not be deductible. The Compensation Committee designs compensation programs that are intended to be in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.
Accounting Considerations with Regard to Compensation Practices. The Compensation Committee reviews on an on-going basis the impact of our compensation programs on Wabtec’s financial statements, including the accounting treatment of equity-based compensation, and the Compensation Committee’s decisions may be influenced by such factors.
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Summary Compensation Table
Name and Position	Year	Salary	Stock Awards1	Option Awards2	Non-Equity Incentive Plan Compensation3	All Other Compensation5	Total
Rafael Santana President and Chief Executive Officer	2022	$1,242,308	$8,200,042	$0	$2,222,200	$20,922	$11,685,472
	2021	$1,200,000	$6,415,184	$786,364	$2,606,580	$19,110	$11,027,238
	2020	$1,200,000	$5,248,659	$583,826	$1,378,440	$2,633,494	$11,044,419
John Olin4 Executive Vice President and CFO	2022	$750,000	$2,000,056	$0	$833,325	$25,000	$3,608,381
	2021	$259,615	$1,000,032	$0	$368,968	$115,957	$1,744,572
David L. DeNinno Executive Vice President, General Counsel and Secretary	2022	$637,692	$1,249,965	$0	$568,883	$52,420	$2,508,961
	2021	$625,000	$1,091,463	$133,804	$724,050	$48,769	$2,623,086
	2020	$625,000	$990,717	$110,201	$335,038	$50,604	$2,111,560
Pascal Schweitzer President, Services Group	2022	$537,692	$1,000,028	$0	$599,994	$176,765	$2,314,480
	2021	$525,000	$846,452	$103,766	$721,980	$174,419	$2,371,617
	2020	$525,000	$678,573	$71,340	$428,190	$838,907	$2,542,010
Eric Gebhardt Executive Vice President and Technology Officer	2022	$612,692	$749,998	$0	$683,327	$40,506	$2,086,522
	2021	$600,000	$668,277	$81,908	$868,860	$269,746	$2,488,791

1
Reflects the aggregate grant date fair value dollar amount computed in accordance with FASB ASC Topic 718, which we refer to as “ASC 718”, related to the awards of a) restricted stock made to the named executive officers in February 2022 under the 2011 Stock Incentive Plan; and b) long-term incentive awards granted to the named executive officers in 2022 for the 2022-2024 performance period. For the assumptions used in the calculation of this amount under ASC 718, see Note 13 of the Notes to the Consolidated Financial Statements in Wabtec’s Annual Report on Form 10-K for the year ended December 31, 2022. The value of the 2022 long term incentive award is based on probable achievement of the applicable target performance goals. The value of that award based on achievement of maximum performance level would be: for Mr. Santana—$9,840,087; for Mr. DeNinno—$1,499,995; for Mr. Gebhardt—$900,071, for Mr. Olin—$2,400,067, and for Mr. Schweizer—$1,200,033.

2
Reflects the aggregate grant date fair value dollar amount computed in accordance with ASC 718 related to the named executive officers that had stock options granted during the year. For the assumptions used in the calculation of this amount under ASC 718, see Note 13 of the Notes to the Consolidated Financial Statements in Wabtec’s Annual Report on Form 10-K for the year ended December 31, 2022.

3
Reflects amounts earned by the named executive officers for fiscal years 2022, 2021, and 2020 under Wabtec’s annual incentive award plan. Payment for 2022 performance was made in February 2023.

4
Mr. Olin was appointed as Wabtec’s Executive Vice President and Chief Financial Officer effective October 1, 2021.

5
The following table sets forth a detailed breakdown of the items which compose “All Other Compensation”:

		Tax Equalization Payments(a)	Education and Housing Allowances(a)	Social and Health Club Dues	Company Matching Contribution to 401(k) Plan	Imputed Group Term Life Insurance Premium Payments	Executive Physicals
Rafael Santana	2022	$0	$0	$0	$18,300	$2,622	$0
John Olin	2022	$0	$0	$0	$17,476	$7,524	$0
David L. DeNinno	2022	$0	$0	$14,848	$18,300	$13,817	$5,455
Pascal Schweitzer	2022	$59,455	$110,493	$0	$0	$1,362	$5,455
Eric Gebhardt	2022	$0	$0	$14,351	$18,300	$2,400	$5,455

(a)
Mr. Schweitzer is an expatriate and is therefore provided additional annual benefits tied to his assignment. Those benefits include housing and utilities in the host country and tax preparation. We also provided Mr. Schweitzer with tax equalization payments to eliminate any adverse tax impact due to his overseas assignment.

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2022 Grants of Plan Based Awards
This table shows the plan-based awards granted to the named executive officers in 2022.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)1			Estimated Future Payouts Under Equity Incentive Plan Awards (#)2			All Other Stock Awards: Number of Units (#)3	Grant Date Fair Value of Stock Awards ($)4
		Threshold	Target	Maximum	Threshold	Target	Maximum
Mr. Santana		$0	$2,000,000	$4,500,000
	2/28/2022				13,253	53,012	106,024		$4,920,044
	2/28/2022							35,341	$3,279,998
Mr. Olin		$0	$750,000	$1,687,500
	2/28/2022				3,233	12,930	25,860		$1,200,033
	2/28/2022							8,620	$800,022
Mr. DeNinno		$0	$512,000	$1,152,000
	2/28/2022				2,020	8,081	16,162		$749,998
	2/28/2022							5,387	$499,967
Mr. Gebhardt		$0	$615,000	$1,383,750
	2/28/2022				1,212	4,849	9,698		$450,036
	2/28/2022							3,232	$299,962
Mr. Schweitzer		$0	$540,000	$1,215,000
	2/28/2022				1,616	6,465	12,930		$600,017
	2/28/2022							4,310	$400,011

1
Reflects the possible payments under Wabtec’s annual incentive award plan.

2
Reflects the grant of performance units for the three-year performance period of 2022-2024 approved by the Compensation Committee in February 2022 under Wabtec’s 2011 Stock Incentive Plan. These columns reflect the range of payouts possible for this grant. Payouts for these awards, if any, will be made by March 31, 2025. See the Compensation Discussion and Analysis, “Long-Term Incentive Compensation” for additional details on the performance goals.

3
Reflects the grant of restricted stock to the named executive officers on February 28, 2022 under Wabtec’s 2011 Stock Incentive Plan. One-third of the shares vested on March 1, 2023 and the remaining shares will vest in one-third increments on March 1, 2024 and March 1, 2025.

4
Reflects the grant date fair value computed in accordance with ASC 718.

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2022 Outstanding Equity Awards at Fiscal Year-End
This table provides information concerning unexercised options, unvested stock and equity incentive plan awards outstanding as of December 31, 2022 for the named executive officers.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable1	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units That Have Not Vested		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested2	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested2
Rafael Santana	9,800	0	$70.63	3/6/2029	7,0783	$704,367	2019	139,981	$13,930,209
	18,394	9,197	$78.33	2/7/2030	9,1974	$915,239	2020
	10,481	20,961	$81.21	2/11/2031	20,9616	$2,085,934	2021
					35,3418	$3,516,960	2022
John Olin					11,1097	$1,105,512	2021	12,930	$1,286,729
					8,6208	$857,819	2022
David L. DeNinno	875	0	$87.03	2/10/2025	1,7364	$172,758	2020	23,611	$2,349,649
	2,100	0	$61.33	2/9/2026	3,5666	$354,870	2021
	2,625	0	$87.05	2/7/2027	5,3878	$536,087	2022
	4,200	0	$71.79	2/6/2028
	5,600	0	$70.63	3/6/2029
	5,208	1,736	$78.33	2/7/2030
	5,350	3,566	$81.21	2/11/2031
Pascal Schweitzer	2,378	1,189	$78.33	2/7/2030	1,1894	$118,323	2020	17,835	$1,774,850
	1,383	2,766	$81.21	2/11/2031	2,7666	$275,258	2021
					4,3108	$428,910	2022
Eric Gebhardt	1,092	2,183	$81.21	2/11/3031	2,1836	$217,241	2021	9,803	$975,546
					15,0005	$1,492,725	2020
					3,2328	$321,632	2022

1
Option awards granted to the NEOs prior to March 1, 2019 vest one-fourth per year beginning on March 1 of the year after the grant date. Option awards granted to the NEOs after March 1, 2019 vest one-third per year beginning on March 1 of the year after the grant date.

2
This represents the aggregate number of actual performance units granted relative to the 2020-2022 long-term incentive plan, the target performance units that would be paid out upon the Company meeting financial goals relative to the 2021-2023 long-term incentive plan and the target performance units that would be paid out upon the Company meeting financial goals relative to the 2022-2024 long-term incentive plan multiplied by the fair market value of Wabtec common stock price as of December 31, 2022.

3
This represents the number of restricted shares of Wabtec stock that were granted to the executive in 2019 under the 2011 Stock Incentive Plan that remained unvested as of December 31, 2022. One-fourth of this award vested on March 1, 2020, one-fourth of this award vested on March 1, 2021, one-fourth of this award vested on March 1, 2022. The outstanding amount as of December 31, 2022 vested on March 1, 2023.

4
This represents the number of restricted shares of Wabtec stock that were granted in 2020 to the executive under the 2011 Stock Incentive Plan and that remain unvested as of December 31, 2022. One-third of this award vested on March 1, 2021, one-third of this award vested on March 1, 2022. The remaining shares as of December 31, 2022 vested on March 1, 2023.

5
This represents the number of restricted shares of Wabtec stock that were granted to the executive as a special award in 2020 under the 2011 Stock Incentive Plan that remained unvested as of December 31, 2022. This award will vest in full on October 13, 2024.

6
This represents the number of restricted shares of Wabtec stock that were granted in 2021 to the executive under the 2011 Stock Incentive Plan and that remain unvested as of December 31, 2022. One-third of this award vested on March 1, 2022, one-third of this award vested on March 1, 2023 and one-third of this award will vest on March 1, 2024.

7
This represents the number of restricted shares of Wabtec stock that were granted to the executive as a special award in 2021 under the 2011 Stock Incentive Plan that remained unvested as of December 31, 2022. This award will vest in full on August 30, 2024.

8
This represents the number of restricted shares of Wabtec stock that were granted in 2022 to the executive under the 2011 Stock Incentive Plan and that remain unvested as of December 31, 2022. One-third of this award vested on March 1, 2023, one-third of this award vested will vest on each of March 1, 2023 and March 1, 2024.

| Proxy Statement for 2023 Annual Meeting	49

Option Exercises and Stock Vested
This table provides information concerning vesting of stock, including restricted stock, restricted stock units and similar instruments, during 2022 for the named executive officers on an aggregate basis.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting1,2
Rafael Santana	0	$0	36,308	$3,273,153
John Olin	0	$0	0	$0
David L. DeNinno	0	$0	12,409	$1,122,624
Pascal Schweitzer	0	$0	6,228	$490,886
Eric Gebhardt	0	$0	1,092	$97,925

1
Calculated by multiplying the number of shares of restricted stock that vested by the market price of Wabtec’s common stock on the vesting date.

2
This includes a payout under the 2019-2021 long-term incentive plan. Under this plan, Mr. Santana, Mr. DeNinno, and Mr. Schweitzer earned and received on March 17, 2022, a payout of 4,620, 2,640, and 990 shares of Wabtec common stock, respectively, with the respective values on that date of  $431,531, $246,589 and $92,471. Mr. Olin and Mr. Gebhardt did not participate in the 2019-2021 long-term incentive plan.

Nonqualified Deferred Compensation
Wabtec sponsors a deferred compensation plan for executive officers and non-employee directors. Under the terms of the plan, eligible employee executive officers may elect to defer their base salary, cash bonus and/or long term incentive payout. None of the named executive officers currently have any benefits under this plan.
Potential Payments Upon Termination or Change in Control
Our severance and change-in-control protections are designed to be fair and competitive. These protections are intended to retain executives in the event they need to consider actions that may impact job security or ease an executive’s transition at retirement. These benefits help us compete for talent and are within the range of competitive practice at similar companies.
Severance and Employment Continuation Agreements
We have entered into Severance and Employment Continuation Agreements (the “Continuation Agreements”) with each of the named executive officers effective December 5, 2022. Each of Messrs. Santana, Olin, and DeNinno previously entered into a prior Continuation Agreement with the Company providing for potential severance payments for termination of employment in connection with a change in control of the Company. In addition, Mr. Santana had entered into a Severance Agreement with the Company dated May 6, 2020, providing for potential severance payments for termination of employment other than in connection with a change in control of the Company. The new Continuation Agreements supersede and replace in their entirety these prior agreements. The severance payments and benefits under the Continuation Agreements will also be in lieu of any severance payments and benefits under any severance plans of the Company, provided that any more favorable equity vesting provisions included in award agreements will control.
The Continuation Agreements, which have an indefinite term, provide that each named executive officer will receive severance payments and certain benefits in the event of the executive’s termination by the Company without cause (as defined in the Continuation Agreements) or by the executive for good reason (as defined in the Continuation Agreements). The severance payments and benefits payable to each executive upon such termination of employment will vary based on whether or not the termination of employment occurs during the period from the date of a change in control (as defined in the Continuation Agreements) through the second anniversary of such date (the “Change in Control Period”).
| Proxy Statement for 2023 Annual Meeting	50

If such termination of employment does not occur during a Change in Control Period, the severance payments and benefits will be as follows:
•
a lump sum cash severance payment equal to: (A) for Mr. Santana, two times the sum of his base salary and target annual bonus; and (B) for each of the other named executive officers, the sum of  (1) the named executive officer’s base salary plus 1/52 of the named executive officer’s base salary for each full year of the named executive officer’s service with the Company and (2) the named executive officer’s target annual bonus; provided that the amount in clause (1) will not exceed one and one-half times the named executive officer’s base salary (the “Cash Severance Payment”);

•
a lump sum payment equal to: (A) for Mr. Santana, twenty-four times the full monthly premium cost to the Company of group medical, dental, vision, life, and long-term disability coverage for Mr. Santana; and (B) for each of the other named executive officers, the Company’s portion of the monthly premium cost of the named executive officer’s medical, dental and vision coverage multiplied by the number of full months of base salary that is represented by the base salary in the Severance Payment described above (the “Benefits Payment”);

•
a pro rata portion of the named executive officer’s annual bonus for the year in which the termination date occurs based on actual performance of the Company and the number of days the named executive officer is employed during such year, payable at the same time and on the same terms as annual bonuses paid to other executives of the Company (the “Pro-Rated Annual Bonus”);

•
a lump sum payment equal to: (A) $100,000 for Mr. Santana; and (B) $50,000 for each of the other named executive officers, for transition cost assistance (the “Transition Payment”); and

•
certain minimum equity vesting requirements as follows: for Mr. Santana, full vesting, and for each of the other named executive officers, pro rata vesting (based on the portion of the vesting period that has elapsed as of the termination date of all Post-2021 Equity Grants (as defined in the Continuation Agreements), subject to actual performance results for the full performance period for any awards with performance-based vesting conditions, and provided that any such vested grants that are options or stock appreciation rights will remain exercisable for three years or until the end of the applicable term, if earlier.

If such termination of employment occurs during a Change in Control Period, the severance payments and benefits will be similar to those described above but in some cases in larger amounts, as follows:
•
the Cash Severance Payment will be equal to the sum of the named executive officer’s base salary and target annual bonus multiplied by (A) for Mr. Santana, three; and (B) for each of the other named executive officers, two;

•
the Benefits Payment will be equal to the applicable monthly benefits cost described above for the named executive officer multiplied by (A) for Mr. Santana, thirty-six; and (B) for each of the other named executive officers, twenty-four;

•
the Pro-Rated Annual Bonus;

•
the Transition Payment; and

•
the minimum equity vesting provisions described above for Post-2021 Equity Grants, except the vesting for both Mr. Santana and the other named executive officers will be full, rather than prorated, performance-vesting awards will have performance goals deemed achieved at maximum levels, and the awards in all cases will be subject to the provisions of the 2011 Stock Incentive Plan regarding treatment of awards upon a change in control of the Company (i.e., depending on whether awards are assumed or replaced by the buyer in the transaction).

The severance payments and benefits are conditioned on the named executive officer signing and not revoking a general release of claims. The Continuation Agreements contain restrictive covenants, including non-competition and non-solicitation covenants during the named executive officer’s employment and for the one-year period following the named executive officer’s termination date, and confidentiality and non-disparagement covenants.
Any amounts paid to a named executive officer under a Continuation Agreement will be reduced to the maximum amount that can be paid without being considered an excess parachute payment under Internal Revenue Code Section 280G and subject to the excise tax under Internal Revenue Code Section 4999, but only if the net after-tax benefit of the reduced amount to the Executive is higher than the net after-tax benefit of the unreduced amount.
| Proxy Statement for 2023 Annual Meeting	51

Termination Treatment in Equity Award Agreements
The vesting and settlement of equity awards in various termination scenarios is subject to the terms of the underlying 2011 Stock Incentive Plan and the respective grant agreements, as well as the minimum vesting requirements of the Continuation Agreements described above. The 2011 Stock Incentive Plan and grant agreements may provide certain more favorable vesting conditions which apply to the named executive officers than required by the Continuation Agreements. The following summarizes treatment of equity awards for the named executive officers upon termination of employment or change in control (referred to as a “Section 11 Event” in the 2011 Stock Incentive Plan):
•
Death/Disability: Awards vest in full, subject to actual performance results for the full performance period for any performance units or other performance-vesting awards.

•
Retirement/Severance with Less Than 65 Retirement Points: A prorated portion of outstanding options and restricted shares or units will become vested on the executive’s next scheduled vesting date. Also, a pro-rated portion of performance units or other performance-vesting awards will remain outstanding and become vested at the end of the applicable performance period (based on actual performance results). For Mr. Santana, in case of severance, vesting will be treated as described below as if he had 65 or more retirement points (i.e., full, rather than prorated vesting).

•
Retirement/Severance with 65 or More Retirement Points: The entire unvested portion of outstanding options and restricted shares or units will continue to vest per their original vesting schedule, and the full amount of performance units or other performance-vesting awards will remain outstanding and become vested at the end of the applicable performance period (based on actual performance results).

•
Change in Control (No Severance): For awards granted before 2022, the 2011 Stock Incentive Plan provided full vesting upon the change in control event, with performance units or other performance-vesting awards earned at maximum.

•
Change in Control with Severance: The 2011 Stock Incentive Plan was amended in 2022 to remove automatic vesting upon a change in control. For awards granted in 2022 and later, if the awards remain outstanding (or are assumed or replaced by the surviving entity) following a change in control and the executive’s employment is terminated without cause or for good reason during the two-year period following such event, the awards will become fully vested, with performance units or other performance-vesting awards earned at maximum. If awards do not remain outstanding (and are not assumed or replaced by the surviving entity) following a change in control, the awards will become fully vested upon the change in control.

“Severance” means a termination without cause or with good reason under the Continuation Agreements. Under the award agreements, “retirement” means a named executive officer’s termination of employment (other than due to death, disability, or cause) if  (i) the named executive officer has given the Company at least one year’s advance written notice of the intent to retire, and (ii) at the date of termination of employment the named executive officer is at least age fifty-five (55) and has at least five (5) years of service. “Retirement points” means the sum of a named executive officer’s age and years of service. As of the end of the last fiscal year, with respect to the NEOs, only Mr. DeNinno had 65 retirement points.
Amounts of Potential Payments Upon Termination or Change in Control
Consistent with SEC requirements, the following table shows the estimated amounts that would have been payable or would have become vested upon the events described above, assuming such event had occurred on December 31, 2022. Amounts for equity awards in the table are based on the average closing price of our common stock on December 31, 2022 of  $99.51 per share, and in case of stock options as reduced by the applicable exercise price. Performance units are included in the table assuming maximum performance.
| Proxy Statement for 2023 Annual Meeting	52

Potential Payments Upon Termination and Change-in-Control Provisions1
	Type of Payment or Benefit	Involuntary Termination w/o Cause or Resignation for Good Reason ($)4	Termination due to Change in Control ($)	Change in Control (no termination) ($)5	Termination Due to Retirement ($)	Termination Due to Death ($)	Termination Due to Disability ($)
Mr. Santana	Continuation Agreement
	Cash Severance Payment	3,006,911	4,510,367	0	0	0	0
	Benefits Payment2	36,994	55,491	0	0	0	0
	Prorated Annual Bonus6	2,222,200	2,222,200	0	0	2,222,200	2,222,200
	Transition Payment	100,000	100,000	0	0	0	0
	Equity Awards3
	Performance Shares	25,193,130	25,193,130	14,642,151	0	25,193,130	25,193,130
	Restricted Stock	7,222,500	7,222,500	3,705,541	0	7,222,500	7,222,500
	Options	578,530	578,530	578,530	0	578,530	578,530
Mr. Olin	Continuation Agreement
	Cash Severance Payment	968,884	1,907,961	0	0	0	0
	Benefits Payment2	11,376	22,753	0	0	0	0
	Prorated Annual Bonus6	833,325	833,325	0	0	833,325	833,325
	Transition Payment	50,000	50,000	0	0	0	0
	Equity Awards3
	Performance Shares	855,469	2,573,458	0	0	2,573,458	2,573,458
	Restricted Stock	699,978	1,963,331	1,105,512	0	1,963,331	1,963,331
	Options	0	0	0	0	0	0
Mr. DeNinno	Continuation Agreement
	Cash Severance Payment	979,303	1,693,178	0	0	0	0
	Benefits Payment2	11,376	22,753	0	0	0	0
	Prorated Annual Bonus6	568,883	568,883	0	568,883	568,883	568,883
	Transition Payment	50,000	50,000	0	0	0	0
	Equity Awards3
	Performance Shares	4,195,831	4,195,831	2,587,470	4,195,831	4,195,831	4,195,831
	Restricted Stock	1,063,716	1,063,716	527,629	1,063,716	1,063,716	1,063,716
	Options	102,053	102,053	102,053	102,053	102,053	102,053
Mr. Gebhardt	Continuation Agreement
	Cash Severance Payment	892,240	1,734,235	0	0	0	0
	Benefits Payment2	11,376	22,753	0	0	0
	Prorated Annual Bonus6	683,327	683,327	0	0	683,327	683,327
	Transition Payment	50,000	50,000	0	0	0	0
	Equity Awards3
	Performance Shares	977,847	1,951,091	985,995	0	1,951,091	1,951,091
	Restricted Stock	1,006,713	2,031,599	1,709,966	0	2,031,599	2,031,599
	Options	16,673	39,960	39,960	0	39,960	39,960
Mr. Schweitzer	Continuation Agreement
	Cash Severance Payment	1,105,764	1,799,341	0	0	0	0
	Benefits Payment2	11,376	22,753	0	0	0	0
	Prorated Annual Bonus6	599,994	599,994	0	0	599,994	599,994
	Transition Payment	50,000	50,000	0	0	0	0
	Equity Awards3
	Performance Shares	1,929,240	3,204,853	1,918,124	0	3,204,853	3,204,853
	Restricted Stock	333,080	822,491	393,582	0	822,491	822,491
	Options	42,174	75,821	75,821	0	75,821	75,821

1
The table assumes the event (termination, death, disability, CIC) occurs as of December 31, 2022 and a stock price of  $99.51.

2
The Benefits Payment represents: for Mr. Santana, the full cost of all medical, dental, vision, disability and life insurance benefits; for all other NEO’s, the employer provided cost for medical, dental and vision.

| Proxy Statement for 2023 Annual Meeting	53

3
The Performance Awards reflect unvested awards for the performance period: 2020-2022, 2021-2023, and 2022-2024. The value included for the 2020-2022 Performance Awards reflect settlement at 132% of target. The 2021-2023 and 2022-2024 awards are assumed to settle at maximum payout of 200%. The Restricted Stock and Options reflect unvested awards as summarized in the Outstanding Equity Awards section.

4
The value of Equity Awards for termination without cause and resignation for good reason are calculated as of December 31, 2022, however the final settlement is not accelerated and occurs according to the timing in the awards agreements.

5
This scenario does not include termination of employment and strictly includes the value of single trigger vesting related to pre-2022 Equity Awards.

6
The Prorated Annual Bonus reflects the actual bonus amounts earned for 2022 and paid in March, 2023.

Pay-Versus-Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information about our approach to rewarding our NEOs in a “pay for performance” manner for accomplishment of pre-defined business goals and objectives, refer to the Compensation Discussion and Analysis section of this Proxy Statement.
2022 Pay Versus Performance Table
	Summary Compensation Table Total for PEO1	Compensation Actually Paid to PEO2	Average Summary Compensation Table Total for Non-PEO NEOs3	Average Compensation Actually Paid to Non-PEO NEOs4	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)7	EPS8
Year					Total Shareholder Return5	Peer Group Total Shareholder Return6
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$11,685,472	$14,962,045	$2,629,586	$3,049,534	$131	$133	$633	$4.86
2021	$11,027,238	$15,961,883	$3,806,454	$3,565,170	$120	$150	$558	$4.26
2020	$11,044,419	$9,083,133	$2,847,857	$1,487,328	$95	$120	$414	$3.79

1
The dollar amounts reported in column (b) are the amounts of total compensation reported for Rafael Santana (our Principal Executive Officer ”PEO“) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Executive Compensation Tables—Summary Compensation Table.”

2
The dollar amounts reported in column (c) represent the amount of  “compensation actually paid” to Mr. Santana, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Santana during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Santana’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awardsa	Equity Award Adjustmentsb	Compensation Actually Paid to PEO
2022	$11,685,472	$(8,200,042)	$11,476,615	$14,962,045
2021	$11,027,238	$(7,201,548)	$12,136,193	$15,961,883
2020	$11,044,419	$(5,832,485)	$3,871,199	$9,083,133

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable

| Proxy Statement for 2023 Annual Meeting	54

year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$9,319,998	$2,184,162	$—	$(70,543)	$—	$42,998	$11,476,615
2021	$9,065,366	$2,976,341	$—	$61,792	$—	$32,696	$12,136,195
2020	$5,441,403	$(1,379,240)	$—	$(221,467)	$—	$30,502	$3,871,198

3
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Santana, who has served as our CEO since July 2019) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Santana) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, John Olin, David L. DeNinno, Pascal Schweitzer, and Eric Gebhardt; (ii) for 2021, John Olin, David L. DeNinno, Pascal Schweitzer, Eric Gebhardt, and Patrick D. Dugan; and (iii) for 2020, Patrick D. Dugan, David L. DeNinno, Pascal Schweitzer, Nicole Theophilus, Albert J. Neupaver, and Scott E. Wahlstrom.

4
The dollar amounts reported in column (e) represent the average amount of  “compensation actually paid” to the NEOs as a group (excluding Mr. Santana), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Santana) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Santana) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustmentsa	Average Compensation Actually Paid to Non-PEO NEOs
2022	$2,629,586	$(1,250,011)	$1,669,960	$3,049,535
2021	$3,806,454	$(1,917,786)	$1,676,502	$3,565,170
2020	$2,847,857	$(1,531,362)	$170,833	$1,487,328

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$1,420,738	$244,469	$—	$290	$—	$4,463	$1,669,960
2021	$1,016,773	$373,430	$175,446	$104,296	$—	$6,558	$1,676,503
2020	$1,409,472	$(905,176)	$55,683	$(399,355)	$—	$10,209	$170,833

5
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is our peer group of manufacturing companies which consists of the following publicly traded companies: AGCO, AMETEK, Arconic, Borg Warner, CSX, Dover, Emerson Electric, Fortive, Greenbrier Companies, Illinois Tool Works, Ingersoll-Rand, Norfolk Southern, Oshkosh, Parker-Hannifin, Rockwell Automation, Terex, Textron, Trinity Industries, and Xylem.

7
The dollar amounts reported represent the amount of net income excluding non-controlling interest reflected in the Company’s audited financial statements for the applicable year.

| Proxy Statement for 2023 Annual Meeting	55

8
EPS means our “adjusted earnings per diluted share” calculated as U.S. GAAP earnings per diluted share, adjusted for non-cash amortization expense and certain restructuring costs.

Most Important Performance Measures for 2022
As described in greater detail in the Compensation Discussion and Analysis, the Company’s executive compensation program includes linking pay of our NEOs to Company, business unit and individual performance as a key objective. The metrics that the Company uses for both our annual cash incentive awards and for performance units that are part of our long-term incentive compensation awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our long-term stockholders.
For 2022, the most important financial performance measures used by the Company to link executive compensation actually paid to the NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•
EPS

•
Annual Cash Conversion

•
Cumulative Cash Conversion

•
Return on Invested Capital

•
TSR

Relationship of Compensation Actually Paid to Certain Measures
As described in more detail in the Compensation Discussion and Analysis, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the 2022 Pay Versus Performance Table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the 2022 Pay Versus Performance Table.
We believe the table above shows the alignment between compensation actually paid to the NEOs and the Company’s performance, consistent with our compensation philosophy as described in our Compensation Discussion and Analysis. Specifically, a large portion of the NEOs’ compensation is reliant on TSR and as such the CEO and non-CEO “compensation actually paid” each year was aligned with our TSR performance and increased when our TSR performance increased but declined when our TSR performance declined. The charts below show, for the past three years, the relationship of the Company’s TSR relative to its peers as well as the relationship between the CEO and non-CEO “compensation actually paid” and (i) the Company’s TSR and the Company’s Peer Group’s TSR; (ii) the Company’s net income; and (iii) EPS.
| Proxy Statement for 2023 Annual Meeting	56

COMPENSATION ACTUALLY PAID VS. COMPANY TSR VS. PEER GROUP TSR
Compensation Actually Paid
(In Millions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
$175
$150
$125
$100
$75
$50
$25
$0
Cumulative TSR
(Value of initial $100 investment)
2020
2021
2022
PEO
Average for Non-PEO NEOs
Company TSR
Peer Group TSR

COMPENSATION ACTUALLY PAID VS. NET INCOME
Compensation Actually Paid
(In Millions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
Net Income
(In Millions)
$700
$600
$500
$400
$300
$200
$100
$0
2020
2021
2022
PEO
Average for Non-PEO NEOs
Net Income

| Proxy Statement for 2023 Annual Meeting	57

COMPENSATION ACTUALLY PAID VS. EPS
Compensation Actually Paid
(In Millions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
EPS
2020
2021
2022
PEO
Average for Non-PEO NEOs
EPS

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Santana, our Chief Executive Officer.
For 2022, our last completed fiscal year:
•
the annual total compensation of our median employee of our company (other than our CEO) was $45,760; and

•
the annual total compensation of our CEO, as reported in the Summary Compensation Table presented on page 47, was $11,685,472.

Based on this information, for 2022, the ratio of the annual total compensation of Mr. Santana, our Chief Executive Officer, to the median of the annual total compensation of all employees was approximately 255 to 1.
To identify the median employee among of all our employees (excluding the CEO), as well as to determine the annual total compensation of the “median employee” for this purpose, the methodology and the material assumptions, adjustments, and estimates that we used were as follows:
•
We selected December 31, 2022 as the date upon which we would identify the median employee.

•
We determined that, as of December 31, 2022, our employee population for pay ratio disclosure purposes consisted of approximately 26,714 individuals (excluding contingent workers). We did not use any statistical sampling techniques.

•
To identify the median employee from our employee population, we used total target cash compensation reflected in our payroll records for those employees.

•
In making these determinations, we annualized the compensation of all permanent employees who were hired in 2022 but did not work for us or our consolidated subsidiaries for the entire fiscal year. We did not make any cost-of-living adjustments in identifying the median employee.

•
With respect to the annual total compensation of the median employee, we identified and calculated the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of SEC Regulation S-K, resulting in annual total compensation of $45,760.

| Proxy Statement for 2023 Annual Meeting	58

•
We did not otherwise adjust or annualize the median employee’s or the CEO’s compensation for purposes of determining the pay ratio noted above

The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from ours, are likely not comparable to our CEO pay ratio.
Director Compensation
The following table provides information concerning the compensation of our non-employee directors for the period January 1, 2022 through December 31, 2022:
Name	Fees Earned Paid in Cash	Stock Awards1,2	Total
Albert J. Neupaver, Chair	$310,000	$160,078	$470,078
Beverley A. Babcock3	$91,667	$133,595	$225,262
Lee C. Banks	$110,000	$160,078	$270,078
Byron S. Foster	$110,000	$160,078	$270,078
Linda A. Harty	$160,000	$160,078	$320,078
William E. Kassling	$110,000	$160,078	$270,078
Brian P. Hehir	$130,000	$160,078	$290,078
Ann R. Klee	$130,000	$160,078	$290,078

1
Reflects the aggregate grant date fair value dollar amount calculated in accordance with ASC 718 related to the awards of stock to the directors under the 1995 Non-Employee Directors’ Fee and Stock Option Plan. For the assumptions used in the calculation of this amount under ASC 718, see Note 13 of the Notes to Consolidated Financial Statements in Wabtec’s Annual Report on Form 10-K for the year ended December 31, 2022.

2
The annual award of the $160,078 stock retainer was made on May 18, 2022, with each non-employee director being granted 1,817 restricted shares of Wabtec common stock with a grant date fair market value of  $88.10 per share.

3
Beverley A. Babcock joined the Board in July 2022.

Each non-employee director who remained in service after the May 2022 annual meeting receives an annual cash retainer of  $110,000 and an annual stock retainer of  $160,000 for their services as a director, which includes all meeting attendance. In addition, our Chair receives an additional annual retainer of  $200,000, our non-employee Lead Independent Director receives an additional annual retainer of  $35,000 and our committee chairs receive additional annual retainers as follows: Compensation Committee and Audit Committee Chairpersons each receive $20,000, and the Governance Committee Chairperson receives $15,000. All directors are reimbursed for their out of pocket expenses incurred in connection with attendance at meetings and other activities related to the board or its committees.
Each non-employee director was granted 1,817 restricted shares of Wabtec common stock based on the fair market value of Wabtec stock on May 18, 2022 ($88.10). If a director voluntarily resigns or is otherwise terminated within 12 months from the grant of the restricted shares, the director will forfeit the shares.
The Company offers a Deferred Compensation Plan for executive officers and non-employee directors. Under the terms of the plan, eligible directors may defer the annual stock and/or cash retainer, provided that any deferral of the stock retainer will be subject to the same vesting and forfeiture conditions as if the stock retainer had not been deferred. Deferred amounts, including any applicable earnings credited on the deferrals, will be paid out to the director following his termination of service with the Board.
The Compensation Committee reviews director compensation on an annual basis. At the May Compensation Committee meeting, the Board’s external compensation consultant provides the Compensation Committee with a market analysis detailing: 1) cash retainers, 2) equity compensation, and 3) Board leadership retainers. The market analysis provides market data, trends and findings from both peer group and general industry data. Upon review and discussion on the data, the Compensation Committee agrees upon and approves the compensation cash retainer, Board leadership retainers, and equity compensation for the upcoming year.
| Proxy Statement for 2023 Annual Meeting	59

Proposal 4—Ratify Independent Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. Although you are not required to ratify this appointment, we ask that you do. If you do not, the Audit Committee will reconsider its choice. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to answer appropriate questions and make a statement if the representative so desires.
Vote Required
This proposal is adopted if a majority of the shares present in person or by proxy vote for the proposal. Because the total shares voted “for,” “against,” or “abstain” are counted to determine the minimum votes required for approval, if you abstain from voting, it has the same legal effect as if you vote against. If a broker limits the number of shares voted on the proposal on its proxy card or indicates that the shares represented by the proxy card are not being voted on the proposal, it is considered a broker non-vote. Broker non-votes are not counted as a vote or used to determine the favorable votes required to approve the proposal.
The Board recommends you vote FOR this proposal.
Fees to the Independent Registered Public Accounting Firm
The following table shows the aggregate fees for services provided by Ernst & Young LLP for the fiscal years ended December 31, 2022 and December 31, 2021:
	2022	2021
Audit Fees	$8,151,652	$7,559,964
Audit-Related Fees	$115,247	$470,023
Tax Fees	$93,676	$711,549
All Other Fees	$0	$0
Total Fees	$8,360,575	$8,741,536
Audit Fees
Audit fees include fees for audit services in connection with Wabtec’s annual financial statements, including the audit of internal control over financial reporting, the reviews of Wabtec’s quarterly reports on Form 10-Q, comfort letters, consents, and other services relating to Securities and Exchange Commission filings and statutory audits required internationally.
Audit-Related Fees
Audit-related fees include fees for services performed within the respective year primarily related to due diligence in connection with mergers and acquisitions and non-financial statement audits.
Tax Fees
Tax fees include fees for services related to tax compliance, including tax return preparation, tax advice and tax planning.
All Other Fees
This category includes the aggregate fees billed for products and services provided by the independent accountants that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.” The Audit Committee
| Proxy Statement for 2023 Annual Meeting	60

considered the compatibility of the non-audit-related services provided by and fees paid to Ernst & Young LLP in 2022 and determined that such services and fees are compatible with the independence of Ernst & Young LLP.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm to assure that the provision of such services does not impair the independent registered public accounting firm’s independence.
The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. All other permitted services are also pre-approved by the Audit Committee.
The Audit Committee has delegated its pre-approval authority to its Chair if the fee to be approved does not exceed $500,000 as well as adjustments to any general pre-approval fee threshold up to $50,000.
All services provided by Ernst & Young LLP for fiscal year 2022 were pre-approved by the Audit Committee.
| Proxy Statement for 2023 Annual Meeting	61

Business Relationships and Related Party Transactions
Pursuant to the terms of Wabtec’s amended and restated by-laws, William E. Kassling will be nominated to be a member of the Board so long as he is able and willing to serve and beneficially owns a certain percentage of Wabtec common stock.
Ann R. Klee and Rafael Santana joined the Board in 2019 in connection with the acquisition of GE’s transportation business.
Related Party Transaction Approval Policy. Our Board has adopted written Related Party Transaction Policies and Procedures, a copy of which is available on Wabtec’s website at http://www.wabteccorp.com. Under this policy the Governance Committee must review and approve in advance all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC. If advance approval is not feasible, the Governance Committee must approve or ratify the transaction at its next scheduled meeting. Transactions required to be disclosed pursuant to Item 404 include any transaction between Wabtec and any officer, director or certain affiliates of Wabtec that has a value in excess of  $120,000. In reviewing related party transactions, the Governance Committee evaluates all material facts about the transaction, including the nature of the transaction, the benefit provided to Wabtec, whether the transaction is on commercially reasonable terms that would have been available from an unrelated third-party and any other factors necessary to its determination that the transaction is fair to Wabtec.
During 2022, Wabtec sourced approximately $22.2 million worth of goods from Parker-Hannifin and sold less than $120,000 of goods from Parker-Hannifin. Mr. Banks’ interest in this transaction is solely in his capacity as an executive officer of Parker-Hannifin.
During 2022, Wabtec sourced approximately $23.2 million worth of goods from Dana Incorporated. Mr. Foster’s interest in this transaction is solely in his capacity as an executive officer of Dana Incorporated.
For each of the aforementioned transactions, the Board’s Governance Committee has reviewed and approved the transactions.
| Proxy Statement for 2023 Annual Meeting	62

Other Information
Corporate Governance Guidelines, Code of Business Conduct, and Global Ethics and Compliance Program Charter
Wabtec has adopted Corporate Governance Guidelines, a Code of Business Conduct, and a Global Ethics and Compliance Program Charter that are applicable to all directors, officers and employees, each of which includes the provisions required under applicable SEC and NYSE regulations. Copies of our Corporate Governance Guidelines, Code of Conduct, and Global Ethics and Compliance Program Charter are posted on our website at http://www.wabteccorp.com.
Other Business
We do not expect any business to come before the Annual Meeting other than the proposals described in this Proxy Statement. If other business is properly raised, your proxy authorizes its holder to vote according to their best judgment.
Communication with the Board
The Board provides a process for interested parties to send communications to the Board or any of the directors of Wabtec. Communications to the Board or any director should be sent c/o the Secretary of Wabtec, 30 Isabella Street, Pittsburgh, PA 15212. All such communications will be compiled by the Secretary of Wabtec and submitted to the Board or the individual director at the next regularly scheduled meeting of the Board. Interested parties may also communicate directly with the Lead Independent Director at the email address nonmanagementdirectors@wabtec.com.
Expenses of Solicitation
Officers and employees may solicit proxies in person by telephone or facsimile. Wabtec pays no costs for proxy solicitation to any third party. Wabtec will pay approximately $50,000 to Broadridge Financial Solutions, Inc. (exclusive of mailing fees) for sending the Notice, providing the Internet site for our proxy materials and providing proxy materials to any stockholder who requests them. We will also reimburse other nominees, custodians or fiduciaries who forward these materials to stockholders for their reasonable expenses in doing so.
Stockholder Proposals and Nominations for Next Year
To be included in the proxy for the 2024 annual meeting, stockholder proposals must be submitted by December 7, 2023. Only proposals submitted on time may be eligible for inclusion in our Proxy Statement.
Our amended and restated bylaws require that notice of business to be properly brought before the 2024 Annual Meeting of stockholders must be submitted to us between January 6, 2024 and February 3, 2024. Only matters for which we receive timely notice and in accordance with our amended and restated bylaws may be brought before the 2024 Annual Meeting.
The Governance Committee will consider director nominees recommended by stockholders. Stockholders wishing to recommend a director candidate for consideration by the Governance Committee can do so by writing the Secretary of Wabtec at 30 Isabella Street, Pittsburgh, PA 15212 and providing the information required under our amended and restated bylaws, including, but not limited to the candidate’s name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of their consent to be named as a candidate and, if nominated and elected, to serve as a director. No candidates for Board membership have been put forward by stockholders for election at the 2023 Annual Meeting of stockholders.
Our amended and restated by-laws require that for a stockholder to recommend a director nominee, notice in writing must be delivered to the Secretary of Wabtec no later than the 60th day and no earlier than the 90th day prior to the first anniversary of the previous year’s annual meeting proxy statement. Our amended and restated bylaws also permit a stockholder, or a group of up to 20 stockholders, that has owned at least three percent of our outstanding Common Stock for at least three years to nominate and include in our proxy statement candidates for our Board, subject to certain requirements. Each stockholder, or group of stockholders, may nominate candidates for director, up to a limit of the greater of two or 20 percent of the number of directors on the Board. Any nominee must meet the qualification standards listed in our amended and restated bylaws.
| Proxy Statement for 2023 Annual Meeting	63

An eligible stockholder, or eligible group of stockholders, that wants to nominate a candidate for election to the Board pursuant to the proxy access provisions of our amended and restated bylaws must follow the procedures stated in Article II, Section 10 of our amended and restated bylaws. These procedures include the requirement that your nomination must be delivered to Wabtec’s Secretary not later than the close of business on the 120th day or earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, your notice must be delivered not later than the 120th day prior to such annual meeting or, if later, the 10th day following the day we publicly announce the date of the 2024 annual meeting of stockholders. Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to Wabtec.
Stockholder proposals to be brought before the 2024 annual meeting should be sent c/o the Secretary of Wabtec, 30 Isabella Street, Pittsburgh, PA 15212.
By order of the Board of Directors,
David L. DeNinno
Executive Vice President, General Counsel and Secretary
| Proxy Statement for 2023 Annual Meeting	64

Set forth below is the calculation of the non-GAAP performance measures included in this document. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.
Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
	2022 Actual Results
(in millions)	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest and Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$8,362	$2,540	$(1,529)	$1,011	$(157)	$(213)	$641	$(8)	$633	$3.46
Restructuring costs	—	43	9	52	—	(13)	39	—	39	$0.21
Non-cash Amortization expense	—	—	291	291	—	(73)	218	—	218	$1.19
Adjusted Results	$8,362	$2,583	$(1,229)	$1,354	$(157)	$(299)	$898	$(8)	$890	$4.86
Fully Diluted Shares Outstanding										182.8
Reported Income from Operations										$1,011
Reported EBIT Margin										12.1%
Restructuring Costs										$52
Non-cash Amortization expense										$291
Adjusted Income from Operations										$1,354
Adjusted EBIT Margin										16.2%
| Proxy Statement for 2023 Annual Meeting	65

Revolutionizing the way the world moves for future generations

Wabtec Corporation
30 Isabella Street
Pittsburgh, PA 15212
USA

WabtecCorp.com

© 2023 by Wabtec Corporation. All rights reserved.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION30 ISABELLA STREETPITTSBURGH, PA 15212 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. Eastern Time on May 16, 2023 for shares held directlyand by 11:59 p.m. Eastern Time on May 14, 2023 for shares held in a Plan. Have yourproxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/WAB2023You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.Eastern Time on May 16, 2023 for shares held directly and by 11:59 p.m. Eastern Timeon May 14, 2023 for shares held in a Plan. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION ForAllWithholdAllFor AllExceptFor Against AbstainFor Against AbstainTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. 1. Elect three directors for a term of three years expiringin 202601) Rafael Santana02) Lee C. Banks03) Byron S. Foster 2. Approve an advisory (non-binding) resolution relating to the approval of 2022 named executive officer compensation.3. Approval for the one year term on an advisory (non-binding) vote on how often the Company should conduct a stockholder advisory voteon named executive officer compensation. 4. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year. In their discretion, the proxies are authorized to vote upon such other business if properly raised at the annual meeting or any adjournment orpostponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THEBOARD RECOMMENDS. Please sign exactly as your name(s) appear(s) on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include titleand authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATIONANNUAL MEETING OF STOCKHOLDERSWednesday, May 17, 202311:30 a.m. Eastern Time Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Westinghouse Air Brake Technologies Corporation30 Isabella Street proxyPittsburgh, PA 15212The undersigned stockholder of D98874-P88955-Z84544WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (the "Company") does hereby appoint Albert J. Neupaver and David L. DeNinno, or any one or both of them, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Stockholdersof the Company, to be held Wednesday, May 17, 2023 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set out on the reverse side of this proxy card and described in the Proxy Statement and, at their discretion, on any other business which may properly come before the Annual Meeting.The undersigned stockholder hereby revokes all previous proxies for the Annual Meeting and acknowledges receipt of the Notice of Internet Availability of Proxy Materials describing how to access or receive paper or e-mail copies of the Notice of Annual Meeting of Stockholders and Proxy Statement for 2023 and the Annual Report to Stockholders for 2022.If you requested a copy of the proxy materials by mail, you are urged to promptly return this proxy card in the enclosed envelope whether or not you expect to attend the Annual Meeting so that these shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting.The shares represented by this proxy card will be voted as directed by the stockholder. If this proxy card is executed but no direction is given, such shares will be voted "FOR ALL" nominees in Proposal 1 and "FOR" Proposals 2 and 4 and "1 YEAR" on Proposal 3.See reverse for voting instructions.